UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-06199

Brown Capital Management Mutual Funds
(Exact name of registrant as specified in charter)

1201 N. Calvert Street, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip code)

Capitol Services, Inc.

1675 S. State Street, Suite B, Dover, Delaware 19901

(Name and address of agent for service)

With a copy to:

John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310

Leawood, Kansas 66211

Registrant’s telephone number, including area code: 410.837.3234

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1.	(a) REPORTS TO STOCKHOLDERS.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management International All Company Fund Institutional Class Shares ticker: BCISX

This annual shareholder report contains important information about the The Brown Capital Management International All Company Fund, Institutional Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$97	1.00%

How did the Fund Perform?

The Brown Capital Management International All Company Fund Institutional Class Shares (the "Fund") declined 5.19% for the fiscal year ended March 31, 2025, lagging the MSCI EAFE Index, which rose 5.41%. The bulk of the underperformance occurred in the March quarter as macroeconomic uncertainty, unpredictable U.S. tariffs and a rotation into international value stocks all weighed on our growth-oriented portfolio. We invest in what we call Exceptional Growth Companies (EGCs) that offer mission-critical products and services, saving their customers time, lives, money, and headaches, or providing exceptional value to consumers. Although geopolitical and macro risks remain fluid, our bottom-up review of our holdings shows limited direct tariff exposure—just 6% of total portfolio revenue. We believe our EGCs have the flexibility, pricing power and balance-sheet strength to navigate near-term volatility.

While market sentiment was turbulent, the fundamentals of our holdings remained strong. This year our EGCs again posted solid results, with the Fund’s median sales growth at 10.1% and median operating margin at 20.1%. Despite these fundamentals, several holdings, including ICON and Carl Zeiss Meditec, saw stock price declines amid industry-wide headwinds.

Top contributors included MonotaRO and SAP. MonotaRO delivered strong operating leverage and sales growth, while SAP benefited from accelerating cloud adoption and a robust base of recurring revenue.

We made two additions: Camtek, which serves the booming semiconductor inspection market, and Wise PLC, a disruptor in international money transfers. We also exited Ocado and Mobileye Global due to strategic execution concerns and rising competitive threats.

We remain confident in our EGCs and steadfast in our belief that fundamental performance will drive long-term shareholder returns. Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Institutional Class - $14,560
MSCI EAFE® Index - $17,757
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	10 Years
Institutional Class	-5.19%	6.27%	3.83%
MSCI EAFE® Index	5.41%	12.31%	5.91%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$73,133,660
Number of Holdings	43
Total Advisory Fee Paid	$156,902
Annual Portfolio Turnover	56%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

Sector Breakdown

Information Technology
33.22%
Industrials
14.55%
Health Care
13.91%
Financials
10.68%
Consumer Staples
7.08%
Communication Services
7.03%
Consumer Discretionary
7.03%
Materials
3.10%
Short Terms Investments
0.74%

Top Ten Holdings
Givaudan SA	4.03%
CyberArk Software Ltd.	3.90%
MercadoLibre, Inc.	3.87%
The Descartes Systems Group, Inc.	3.79%
SAP SE	3.72%
Cochlear Ltd.	3.65%
REA Group Ltd.	3.49%
MonotaRO Co. Ltd.	3.28%
Shopify, Inc. Class A	3.23%
Flutter Entertainment plc	3.16%

How has the Fund Changed?

Portfolio Manager Changes

In August 2024, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane joined the Fund's Investment Team as Portfolio Managers.

Elimination of Redemption Fee

On July 25. 2024, the Board of Trustees approved the elimination of the 2.00% redemption fee with respect to the Fund's shares. Accordingly, the Fund no longer charges a 2.00% fee on Fund shares redeemed within 60 days of purchase.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinst/.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management International All Company Fund Investor Class Shares ticker: BCIIX

This annual shareholder report contains important information about the The Brown Capital Management International All Company Fund, Investor Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$122	1.25%

How did the Fund Perform?

The Brown Capital Management International All Company Fund Investor Class Shares (the "Fund") declined 5.48% for the fiscal year ended March 31, 2025, lagging the MSCI EAFE Index, which rose 5.41%. The bulk of the underperformance occurred in the March quarter as macroeconomic uncertainty, unpredictable U.S. tariffs and a rotation into international value stocks all weighed on our growth-oriented portfolio. We invest in what we call Exceptional Growth Companies (EGCs) that offer mission-critical products and services, saving their customers time, lives, money, and headaches, or providing exceptional value to consumers. Although geopolitical and macro risks remain fluid, our bottom-up review of our holdings shows limited direct tariff exposure—just 6% of total portfolio revenue. We believe our EGCs have the flexibility, pricing power and balance-sheet strength to navigate near-term volatility.

While market sentiment was turbulent, the fundamentals of our holdings remained strong. This year our EGCs again posted solid results, with the Fund’s median sales growth at 10.1% and median operating margin at 20.1%. Despite these fundamentals, several holdings, including ICON and Carl Zeiss Meditec, saw stock price declines amid industry-wide headwinds.

Top contributors included MonotaRO and SAP. MonotaRO delivered strong operating leverage and sales growth, while SAP benefited from accelerating cloud adoption and a robust base of recurring revenue.

We made two additions: Camtek, which serves the booming semiconductor inspection market, and Wise PLC, a disruptor in international money transfers. We also exited Ocado and Mobileye Global due to strategic execution concerns and rising competitive threats.

We remain confident in our EGCs and steadfast in our belief that fundamental performance will drive long-term shareholder returns. Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Investor Class - $14,213
MSCI EAFE® Index - $17,757
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	10 Years
Investor Class	-5.48%	6.02%	3.58%
MSCI EAFE® Index	5.41%	12.31%	5.91%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management International All Company Fund Tailored Shareholder Report

Sector Breakdown

Top Ten Holdings
Givaudan SA	4.03%
CyberArk Software Ltd.	3.90%
MercadoLibre, Inc.	3.87%
The Descartes Systems Group, Inc.	3.79%
SAP SE	3.72%
Cochlear Ltd.	3.65%
REA Group Ltd.	3.49%
MonotaRO Co. Ltd.	3.28%
Shopify, Inc. Class A	3.23%
Flutter Entertainment plc	3.16%

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$73,133,660
Number of Holdings	43
Total Advisory Fee Paid	$156,902
Annual Portfolio Turnover	56%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

How has the Fund Changed?

Portfolio Manager Changes

In August 2024, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane joined the Fund's Investment Team as Portfolio Managers.

Elimination of Redemption Fee

On July 25, 2024, the Board of Trustees approved the elimination of the 2.00% redemption fee with respect to the Fund's shares. Accordingly, the Fund no longer charges a 2.00% fee on Fund shares redeemed within 60 days of purchase.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalallcompanyfundinv/.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management International Small Company Fund Institutional Class Shares ticker: BCSFX

This annual shareholder report contains important information about the The Brown Capital Management International Small Company Fund, Institutional Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$107	1.06%

How did the Fund Perform?

In a volatile macro environment, the Brown Capital Management International Small Company Fund Institutional Class Shares (the "Fund") returned 1.98% for the fiscal year ended March 31, 2025 vs. 2.38% for the MSCI All Country World ex US Small Cap Index and 5.41% for the MSCI EAFE® Index. The March quarter was particularly challenging, as the Fund declined 4.93% amid heightened geopolitical tensions and tariff uncertainty.

Our focus remains on identifying Exceptional Growth Companies (EGCs)—firms with durable competitive advantages, strong business models and the potential to thrive through cycles, among other attributes. This year, markets stress-tested that conviction, especially for holdings like Evotec and YouGov. Evotec struggled following leadership changes and reduced guidance, while YouGov faced competitive pressure.

Conversely, Pro Medicus and VusionGroup stood out as top contributors. Pro Medicus saw U.S. revenue surge, signing its largest-ever deal, while VusionGroup’s stock price surged on rapid order growth and a full-scale U.S. rollout by Walmart.

We added three promising companies: Camtek, which supports the semiconductor supply chain; Dr. Lal Pathlabs, India’s leader in health diagnostic-testing centers; and Atoss Software, a workforce-management provider with high profitability and growth potential. We exited Esker following its acquisition.

While global economic uncertainty may persist, we believe the Fund is well positioned. Our EGCs are built not only to withstand volatility, but to drive long-term, sustainable growth. Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Institutional Class - $25,904
MSCI EAFE® Index - $19,604
MSCI All Country World ex US Small Cap Index - $18,630
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
9/30/2015*
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

* Inception

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	Since Inception
Institutional Class	1.98%	11.00%	10.54%
MSCI EAFE® Index	5.41%	12.31%	7.34%
MSCI All Country World ex US Small Cap Index	2.38%	12.34%	6.77%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.The MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small-cap equities across developed and emerging markets, excluding the United States.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

Sector Breakdown

Business Services
33.96%
Information/Knowledge Management
30.64%
Consumer Related
11.15%
Medical/Health Care
10.65%
Industrial Products & Systems
7.72%
Miscellaneous
4.85%
Short Term Investments
1.07%

Top Ten Holdings
CyberArk Software Ltd.	5.55%
REA Group Ltd.	5.52%
VusionGroup	4.85%
Descartes Systems Group, Inc.	4.70%
Interparfums SA	4.30%
Ambu A/S	4.29%
Lectra	4.24%
Hemnet Group AB	4.18%
Kinaxis, Inc.	3.75%
Sectra AB	3.49%

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$2,032,900,519
Number of Holdings	40
Total Advisory Fee Paid	$21,810,946
Annual Portfolio Turnover	10%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

How has the Fund Changed?

Portfolio Manager Changes

In August 2024, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane joined the Fund's Investment Team as Portfolio Managers.

Elimination of Redemption Fee

On July 25, 2024, the Board of Trustees approved the elimination of the 2.00% redemption fee with respect to the Fund's shares. Accordingly, the Fund no longer charges a 2.00% fee on Fund shares redeemed within 60 days of purchase.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinst/.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management International Small Company Fund Investor Class Shares ticker: BCSVX

This annual shareholder report contains important information about the The Brown Capital Management International Small Company Fund, Investor Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$132	1.31%

How did the Fund Perform?

In a volatile macro environment, the Brown Capital Management International Small Company Fund Investor Class Shares (the "Fund") returned 1.71% for the fiscal year ended March 31, 2025 vs. 2.38% for the MSCI All Country World ex US Small Cap Index and 5.41% for the MSCI EAFE® Index. The March quarter was particularly challenging, as the Fund declined 4.93% amid heightened geopolitical tensions and tariff uncertainty.

Our focus remains on identifying Exceptional Growth Companies (EGCs)—firms with durable competitive advantages, strong business models and the potential to thrive through cycles, among other attributes. This year, markets stress-tested that conviction, especially for holdings like Evotec and YouGov. Evotec struggled following leadership changes and reduced guidance, while YouGov faced competitive pressure.

Conversely, Pro Medicus and VusionGroup stood out as top contributors. Pro Medicus saw U.S. revenue surge, signing its largest-ever deal, while VusionGroup’s stock price surged on rapid order growth and a full-scale U.S. rollout by Walmart.

We added three promising companies: Camtek, which supports the semiconductor supply chain; Dr. Lal Pathlabs, India’s leader in health diagnostic-testing centers; and Atoss Software, a workforce-management provider with high profitability and growth potential. We exited Esker following its acquisition.

While global economic uncertainty may persist, we believe the Fund is well positioned. Our EGCs are built not only to withstand volatility, but to drive long-term, sustainable growth. Thank you for your continued support.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Investor Class - $25,306
MSCI EAFE® Index - $19,604
MSCI All Country World ex US Small Cap Index - $18,630
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
9/30/2015*
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

* Inception

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	Since Inception
Investor Class	1.71%	10.74%	10.27%
MSCI EAFE® Index	5.41%	12.31%	7.34%
MSCI All Country World ex US Small Cap Index	2.38%	12.34%	6.77%

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.The MSCI All Country World ex US Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small-cap equities across developed and emerging markets, excluding the United States.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management International Small Company Fund Tailored Shareholder Report

Sector Breakdown

Top Ten Holdings
CyberArk Software Ltd.	5.55%
REA Group Ltd.	5.52%
VusionGroup	4.85%
Descartes Systems Group, Inc.	4.70%
Interparfums SA	4.30%
Ambu A/S	4.29%
Lectra	4.24%
Hemnet Group AB	4.18%
Kinaxis, Inc.	3.75%
Sectra AB	3.49%

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$2,032,900,519
Number of Holdings	40
Total Advisory Fee Paid	$21,810,946
Annual Portfolio Turnover	10%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

How has the Fund Changed?

Portfolio Manager Changes

In August 2024, Kayode O. Aje, CFA, Kwame C. Webb, CFA and Edward J. Zane joined the Fund's Investment Team as Portfolio Managers.

Elimination of Redemption Fee

On July 25, 2024, the Board of Trustees approved the elimination of the 2.00% redemption fee with respect to the Fund's shares. Accordingly, the Fund no longer charges a 2.00% fee on Fund shares redeemed within 60 days of purchase.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/internationalsmallcompanyfundinv/.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management Small Company Fund Institutional Class Shares ticker: BCSSX

This annual shareholder report contains important information about the The Brown Capital Management Small Company Fund, Institutional Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/smallcompanyfundinst/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$107	1.12%

How did the Fund Perform?

The Brown Capital Management Small Company Fund Institutional Class Shares (the "Fund") faced a challenging fiscal year, declining 8.52% versus a 4.86% drop in the Russell 2000® Growth Index and a 8.25% gain in the S&P 500 index. Nearly all the underperformance occurred in the March 2025 quarter, reflecting sharp sentiment swings more than changes in company fundamentals.

We believe our Exceptional Growth Company (EGC) approach—centered on concentrated, benchmark-agnostic, long-term investing—positions us to outperform over the long term but can amplify short-term volatility. Fiscal-year results were weighed down in part by macroeconomic headwinds, including the Trump administration’s unpredictable implementation of tariffs and DOGE-led federal-government downsizing. Budget cuts to the National Institutes of Health as well as the pre-existing difficult funding environment especially hurt our Medical/Health Care holdings in particular, which represent 30% of Fund assets and detracted 536 basis points. Those concerns pressured holdings like Repligen and Cryoport.

Despite the turbulence, bright spots included Guidewire Software and Tyler Technologies, which both benefited from strong cloud adoption and robust customer demand. We also added eight companies, each aligning with our philosophy of owning high-quality, long-duration growth businesses.

We remain confident in our EGCs and committed to our disciplined, long-term investment process. Thank you for your continued trust.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Institutional Class - $17,886
S&P 500® Index - $32,482
Russell 2000® Growth Index - $18,148
35,000
30,000
25,000
20,000
15,000
10,000
5,000
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	10 Years
Institutional Class	-8.52%	2.39%	5.99%
S&P 500® Index	8.25%	18.59%	12.50%
Russell 2000® Growth Index	-4.86%	10.77%	6.14%

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000® Index.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

Sector Breakdown

Medical/ Health Care
29.64%
Business Services
27.39%
Information/Knowledge Management
18.84%
Industrial Products & Systems
12.47%
Consumer Related
7.86%
Short Term Investments
3.16%
Miscellaneous
0.79%

Top Ten Holdings
Veeva Systems, Inc. Class A	5.67%
AppFolio, Inc.	5.11%
Guidewire Software, Inc.	5.04%
Vericel Corp.	4.87%
Tyler Technologies, Inc.	4.66%
Datadog, Inc. Class A	4.58%
Glaukos Corp.	4.38%
Manhattan Associates, Inc.	4.26%
Repligen Corp.	4.09%
Alarm.com Holdings, Inc.	3.65%

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$834,165,257
Number of Holdings	42
Total Advisory Fee Paid	$14,885,238
Annual Portfolio Turnover	11%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

How has the Fund Changed?

Portfolio Manager Change

Effective August 31, 2024, Mr. Andrew J. Fones no longer serves as part of the portfolio management team for the Fund.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinst/.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

annual Shareholder Report March 31, 2025 The Brown Capital Management Small Company Fund Investor Class Shares ticker: BCSIX

This annual shareholder report contains important information about the The Brown Capital Management Small Company Fund, Investor Class Shares for the period of April 1, 2024 to March 31, 2025. You can find additional information about the Fund at www.browncapital.com/investmentstrategies/smallcompanyfundinv/. You can also contact us at (877) 892-4226.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the period?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Class	$126	1.32%

How did the Fund Perform?

The Brown Capital Management Small Company Fund Investor Class Shares (the "Fund") faced a challenging fiscal year, declining 8.70% versus a 4.86% drop in the Russell 2000® Growth Index and a 8.25% gain in the S&P 500 index. Nearly all the underperformance occurred in the March 2025 quarter, reflecting sharp sentiment swings more than changes in company fundamentals.

We believe our Exceptional Growth Company (EGC) approach—centered on concentrated, benchmark-agnostic, long-term investing—positions us to outperform over the long term but can amplify short-term volatility. Fiscal-year results were weighed down in part by macroeconomic headwinds, including the Trump administration’s unpredictable implementation of tariffs and DOGE-led federal-government downsizing. Budget cuts to the National Institutes of Health as well as the pre-existing difficult funding environment especially hurt our Medical/Health Care holdings in particular, which represent 30% of Fund assets and detracted 536 basis points. Those concerns pressured holdings like Repligen and Cryoport.

Despite the turbulence, bright spots included Guidewire Software and Tyler Technologies, which both benefited from strong cloud adoption and robust customer demand. We also added eight companies, each aligning with our philosophy of owning high-quality, long-duration growth businesses.

We remain confident in our EGCs and committed to our disciplined, long-term investment process. Thank you for your continued trust.

Cumulative Performance

(based on a hypothetical $10,000 investment)

Investor Class - $17,547
S&P 500® Index - $32,482
Russell 2000® Growth Index - $18,148
35,000
30,000
25,000
20,000
15,000
10,000
5,000
3/31/2015
3/31/2016
3/31/2017
3/31/2018
3/31/2019
3/31/2020
3/31/2021
3/31/2022
3/31/2023
3/31/2024
3/31/2025

Annual Performance

           Average Annual Total Return

	1 Year	5 Years	10 Years
Investor Class	-8.70%	2.21%	5.78%
S&P 500® Index	8.25%	18.59%	12.50%
Russell 2000® Growth Index	-4.86%	10.77%	6.14%

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.The Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes companies with higher price-to-book ratios and higher forecasted growth values within the Russell 2000® Index.Performance current to the most recent quarter’s end may be found at www.browncapital.com or by calling 1-877-892-4226.

The Fund's past performance is not a good predictor of how the fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

The Brown Capital Management Small Company Fund Tailored Shareholder Report

Sector Breakdown

Top Ten Holdings
Veeva Systems, Inc. Class A	5.67%
AppFolio, Inc.	5.11%
Guidewire Software, Inc.	5.04%
Vericel Corp.	4.87%
Tyler Technologies, Inc.	4.66%
Datadog, Inc. Class A	4.58%
Glaukos Corp.	4.38%
Manhattan Associates, Inc.	4.26%
Repligen Corp.	4.09%
Alarm.com Holdings, Inc.	3.65%

Key Fund Statistics

(as of March 31, 2025)

Fund Net Assets	$834,165,257
Number of Holdings	42
Total Advisory Fee Paid	$14,885,238
Annual Portfolio Turnover	11%

What did the Fund invest in?

(% of Net Assets as of March 31, 2025)

How has the Fund Changed?

Portfolio Manager Change

Effective August 31, 2024, Mr. Andrew J. Fones no longer serves as part of the portfolio management team for the Fund.

For additional information about the Fund; including its prospectus, summary prospectus, financial information, holdings and proxy information, visit www.browncapital.com/investmentstrategies/smallcompanyfundinv/.

ITEM 1.(b). Not applicable.

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The code of ethics is attached hereto as exhibit 19(a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of the report, March 31, 2025, the registrant’s audit committee financial experts are James H. Speed, Jr., Louis G. Hutt and Claude Z. Demby. Mr. Speed, Mr. Hutt and Mr. Demby are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees for the registrant for the fiscal years ended March 31, 2024 and March 31, 2025 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountants in connection with the annual audits of the registrant’s financial statements and for services normally provided by the accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2024	2025
The Brown Capital Management Small Company Fund	$14,500	$15,000
The Brown Capital Management International All Company Fund	$13,000	$13,700
The Brown Capital Management International Small Company Fund	$13,000	$14,500

(b)	Audit-Related Fees – There were no additional fees billed in the fiscal years ended March 31, 2024 and March 31, 2025 for assurance and related services by the Accountants that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees – The tax fees billed in the fiscal years ended March 31, 2024 and March 31, 2025 for professional services rendered by the Accountants for tax compliance, tax advice, and tax planning are reflected in the table below. These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2024	2025
The Brown Capital Management Small Company Fund	$3,000	$3,000
The Brown Capital Management International All Company Fund	$3,000	$3,000
The Brown Capital Management International Small Company Fund	$3,000	$3,000

(d)	All Other Fees –There were no other fees billed by the Accountants, which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)	The registrant’s Board of Trustees pre-approved the engagement of the Accountants for each of the last two fiscal years at meetings of the audit and compliance committee of the Board of Trustees called for such purpose and will pre-approve any future engagements of the Accountant for each fiscal year thereafter at audit and compliance committee meetings called for such purpose. The charter of the audit and compliance committee states that the committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal account’s engagement to audit the Registrant’s financial statement for the fiscal year ended March 31, 2025 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	Aggregate non-audit fees billed by the Accountants to the registrant for services rendered during the fiscal years ended March 31, 2024 were $12,000 and March 31, 2025 were $9,000. There were no non-audit fees billed by the Accountants for services rendered to the registrant’s investment advisers, or any other entity controlling, controlled by, or under common control with the registrant’s investment advisers.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

(a)	The Registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights filed under Item 7 of this Form.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Small Company Fund

Investor Shares (BCSIX)
(CUSIP Number 115291833)

Institutional Shares (BCSSX)
(CUSIP Number 115291403)

International All Company Fund

Investor Shares (BCIIX)
(CUSIP Number 115291858)

Institutional Shares (BCISX)
(CUSIP Number 115291767)

International Small Company Fund

Investor Shares (BCSVX)
(CUSIP Number 115291742)

Institutional Shares (BCSFX)
(CUSIP Number 115291759)

FINANCIAL STATEMENTS
AND OTHER INFORMATION

For the Year Ended March 31, 2025

Table of Contents

The Brown Capital Management Small Company Fund1

Schedule of Investments1

The Brown Capital Management International All Company Fund3

Schedule of Investments3

The Brown Capital Management International Small Company Fund6

Schedule of Investments6

Statements of Assets and Liabilities8

Statements of Operations9

Statements of Changes in Net Assets10

Financial Highlights14

Notes to Financial Statements20

Report of Independent Registered Public Accounting Firm28

Supplemental Information29

Financial Statements | March 31, 20251

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS - 96.99%

27.39%	Business Services
	Ansys, Inc.(A)	90,213	$28,557,827
	Clearwater Analytics Holdings, Inc.(A)	632,904	16,961,827
	DoubleVerify Holdings, Inc.(A)	692,588	9,259,902
	Enfusion, Inc.(A)	993,555	11,078,138
	Guidewire Software, Inc.(A)	224,470	42,056,699
	nCino, Inc.(A)	695,940	19,117,472
	Paycom Software, Inc.	137,895	30,127,300
	PROS Holdings, Inc.(A)	167,148	3,180,826
	Q2 Holdings, Inc.(A)	365,905	29,276,059
	Tyler Technologies, Inc.(A)	66,814	38,844,991
			228,461,041

7.86%	Consumer Related
	Agilysys, Inc.(A)	209,682	15,210,332
	Alarm.com Holdings, Inc.(A)	547,358	30,460,474
	Duolingo, Inc. Class A(A)	23,127	7,181,859
	Olo, Inc.(A)	2,098,312	12,673,804
			65,526,469

12.47%	Industrial Products & Systems
	Badger Meter, Inc.	43,065	8,193,116
	Cognex Corp.	783,049	23,358,352
	Energy Recovery, Inc.(A)	1,105,708	17,569,700
	Helios Technologies, Inc.	362,065	11,618,666
	UFP Technologies, Inc.(A)	46,593	9,398,274
	Vicor Corp.(A)	218,112	10,203,279
	Xometry, Inc.(A)	949,021	23,649,603
			103,990,990

18.84%	Information/Knowledge Management
	AppFolio, Inc.(A)	193,793	42,615,081
	Datadog, Inc. Class A(A)	384,806	38,176,603
	Manhattan Associates, Inc.(A)	205,562	35,570,449
	Red Violet, Inc.	112,001	4,210,118
	SPS Commerce, Inc.(A)	81,941	10,876,029
	Vertex, Inc.(A)	222,448	7,787,904
	Workiva, Inc.(A)	236,485	17,951,576
			157,187,760

29.64%	Medical/Health Care
	Bio-Techne Corp.	506,007	29,667,190
	Cytek Biosciences, Inc.(A)	2,080,312	8,342,051
	Glaukos Corp.(A)	371,506	36,563,621
	Inspire Medical Systems, Inc.(A)	108,114	17,220,398

2www.browncapital.com

The Brown Capital Management Small Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

			Shares	Value (Note 1)
COMMON STOCKS - 96.99% (continued)

		Medical/Health Care (continued)
		OrthoPediatrics Corp.(A)	558,070	$13,745,264
		Repligen Corp.(A)	268,231	34,129,712
		RxSight, Inc.(A)	303,098	7,653,225
		Tandem Diabetes Care, Inc.(A)	117,930	2,259,539
		TransMedics Group, Inc.(A)	145,287	9,774,909
		Veeva Systems, Inc. Class A(A)	204,114	47,278,926
		Vericel Corp.(A)	910,993	40,648,508
				247,283,343

0.79%		Miscellaneous
		CryoPort, Inc.(A)	1,087,291	6,610,729

96.99%		Total Common Stocks (Cost: $486,834,740)		809,060,332

WARRANTS - 0.00%
0.00%		Health Care
		Abiomed, Inc. - CVR(A)(C)	475,722	—
0.00%		Total Warrants (Cost: $-)		—

SHORT TERM INVESTMENTS - 3.16%
		First American Treasury Obligations Fund - X Class 4.26%(B) (Cost: $26,323,592)	26,323,592	26,323,592

100.15%		Total Investments (Cost: $513,158,332)		835,383,924
(0.15%	)	Liabilities in Excess of Other Assets		(1,218,667)
100.00%		Net Assets		$834,165,257

(A)Non-income producing.

(B)Effective 7 day yield as of March 31, 2025.

(C)The warrant is a Level 3 security. See Note 1.

CVR - Contingent Value Rights

Financial Statements | March 31, 20253

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS - 96.60%

9.11%	Australia
	Atlassian Corp. Class A(A)	6,784	$1,439,633
	Cochlear Ltd.	16,201	2,670,078
	REA Group Ltd.	18,400	2,552,906
			6,662,617

7.03%	Canada
	Descartes Systems Group, Inc.(A)	27,564	2,774,884
	Shopify, Inc. Class A(A)	24,773	2,365,326
			5,140,210

5.29%	Denmark
	Novo Nordisk A/S	23,444	1,603,062
	Novonesis A/S	38,964	2,268,738
			3,871,800

3.36%	France
	Dassault Systemes SE	44,328	1,687,693
	Ipsen SA	6,703	772,058
			2,459,751

7.98%	Germany
	Carl Zeiss Meditec AG	22,182	1,466,261
	Rational AG	1,979	1,648,821
	SAP SE	10,141	2,717,286
			5,832,368

2.23%	Hong Kong
	Kingdee International Software(A)	504,146	858,258
	Kingsoft Corp. Ltd.	158,543	772,125
			1,630,383

5.50%	Ireland
	Flutter Entertainment plc(A)	10,420	2,308,551
	Icon plc(A)	9,809	1,716,477
			4,025,028

9.02%	Israel
	Camtek Ltd.	21,649	1,269,281
	Check Point Software Technologies Ltd.(A)	3,920	893,446
	CyberArk Software Ltd.(A)	8,437	2,851,706
	Monday.com Ltd.(A)	6,500	1,580,540
			6,594,973

4www.browncapital.com

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS - 96.60% (continued)

2.03%	Italy
	Azimut Holding S.p.A	53,092	$1,486,546

8.09%	Japan
	CyberAgent, Inc.(A)	106,300	808,899
	GMO Payment Gateway, Inc.(A)	24,500	1,303,618
	Kakaku.com, Inc.(A)	70,200	1,005,433
	M3, Inc.(A)	34,400	392,967
	MonotaRO Co. Ltd.(A)	128,600	2,402,344
			5,913,261

4.87%	Netherlands
	ASML Holding NV	2,707	1,791,427
	Wolters Kluwer NV	11,389	1,773,230
			3,564,657

3.05%	New Zealand
	Xero Ltd.(A)	22,808	2,229,340

0.84%	Norway
	Autostore Holdings Ltd.(A)	698,049	615,294

2.90%	Poland
	InPost SA(A)	144,347	2,118,483

1.10%	Spain
	Grifols SA(A)	90,640	806,965

12.47%	Switzerland
	Chocoladefabriken Lindt & Sprüngli AG	107	1,446,581
	Givaudan SA	685	2,947,277
	Partners Group Holding AG	1,505	2,141,919
	Tecan Group AG	3,916	745,132
	Temenos Group AG	23,659	1,836,935
			9,117,844
7.86%	United Kingdom
	AJ Bell plc	403,700	2,115,514
	Diageo plc	30,017	784,427
	RELX plc	41,439	2,081,519
	Wise plc(A)	62,328	765,073
			5,746,533

Financial Statements | March 31, 20255

The Brown Capital Management International All Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS - 96.60% (continued)

3.87%	Uruguay
	MercadoLibre, Inc.(A)	1,451	$2,830,712

96.60%	Total Common Stocks (Cost: $56,490,074)		70,646,765

SHORT TERM INVESTMENTS - 0.74%
	First American Treasury Obligations Fund - X Class 4.26%(B) (Cost: $542,207)	542,207	542,207

97.34%	Total Investments (Cost: $57,032,281)		71,188,972
2.66%	Other Assets, Net of Liabilities		1,944,688
100.00%	Net Assets		$73,133,660

(A)Non-income producing.

(B)Effective 7 day yield as of March 31, 2025.

6www.browncapital.com

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS — 98.97%

11.94%	Australia
	Pro Medicus Ltd.	483,386	$61,184,975
	REA Group Ltd.	809,490	112,312,602
	WiseTech Global Ltd.	1,340,779	69,141,497
			242,639,074

8.45%	Canada
	Descartes Systems Group, Inc.(A)	948,629	95,499,033
	Kinaxis, Inc.(A)	691,876	76,281,607
			171,780,640

4.29%	Denmark
	Ambu A/S	5,075,447	87,203,589

13.39%	France
	Interparfums SA(A)	2,031,526	87,412,888
	Lectra(B)	2,991,152	86,217,378
	VusionGroup	461,076	98,642,634
			272,272,900

5.96%	Germany
	ATOSS Software SE(A)	242,630	32,997,300
	Evotec AG(A)	4,291,782	28,397,707
	Nexus AG	426,753	32,301,457
	STRATEC Biomedical AG(B)	1,036,445	27,470,100
			121,166,564

1.78%	Hong Kong
	Kingdee International Software(A)	21,248,492	36,173,415

3.94%	India
	CRISIL Ltd.	975,442	47,608,140
	Dr. Lal PathLabs Ltd.(A)	1,123,786	32,481,355
			80,089,495

0.67%	Ireland
	Flutter Entertainment plc(A)	61,859	13,704,861

9.91%	Israel
	Camtek Ltd.	587,361	34,436,975
	CyberArk Software Ltd.(A)	333,594	112,754,772
	Global—e Online Ltd.(A)	1,521,743	54,250,138
			201,441,885

Financial Statements | March 31, 20257

The Brown Capital Management International Small Company Fund

Schedule of InvestmentsMarch 31, 2025

See Notes to Financial Statements

		Shares	Value (Note 1)
COMMON STOCKS — 98.97% (continued)

2.57%	Italy
	Azimut Holding S.p.A	1,865,035	$52,219,911

11.11%	Japan
	GMO Payment Gateway, Inc.(A)	807,842	42,984,390
	Hiday Hidaka Corp.(A)(B)	2,963,274	54,631,107
	Kakaku.com, Inc.(A)	2,184,387	31,285,672
	M3, Inc.(A)	285,521	3,261,633
	SMS Co. Ltd.(A)	2,065,780	15,560,747
	Software Service, Inc.(A)(B)	477,125	37,281,544
	Towa Pharmaceutical Co. Ltd.(A)	2,277,082	40,941,218
			225,946,311

13.60%	Sweden
	Fortnox AB	7,600,033	66,217,492
	Hemnet Group AB	2,563,905	85,036,505
	MIPS AB(B)	1,411,830	54,188,908
	Sectra AB	2,980,076	70,960,545
			276,403,450

0.93%	Switzerland
	Partners Group Holding AG	13,301	18,930,011

10.43%	United Kingdom
	AJ Bell plc	12,493,266	65,468,610
	PayPoint plc	3,276,695	26,505,137
	Playtech plc(A)	1,867,799	16,810,828
	Rightmove plc	5,894,211	52,477,254
	Victrex plc	3,174,116	36,324,558
	YouGov plc	4,063,526	14,532,883
			212,119,270

98.97%	Total Common Stocks (Cost: $1,730,791,941)		2,012,091,376

SHORT TERM INVESTMENTS - 1.07%
	First American Treasury Obligations Fund - X Class 4.26%(C) (Cost: $ 21,657,402)	21,657,402	21,657,402

100.04%	Total Investments (Cost: 1,752,449,343)		2,033,748,778
(0.04%)	Liabilities in Excess of Other Assets		(848,259)
100.00%	NET ASSETS		$2,032,900,519

(A)Non-income producing.

(B)Affiliated company - The Fund owns greater than 5% of the outstanding voting shares of this issuer. See Note 1 for more information.

(C)Effective 7 day yield as of March 31, 2025.

8www.browncapital.com

The Brown Capital Management Mutual Funds

Statements of Assets and LiabilitiesMarch 31, 2025

See Notes to Financial Statements

	Small Company Fund	International All Company Fund		International Small Company Fund
Assets:
Unaffiliated Investments, at cost	$513,158,332	$57,032,281		$1,427,101,933
Affiliated Investments, at cost	—	—		325,347,410
Unaffiliated Investments, at value (Note 1)	835,383,924	71,188,972		1,773,959,741
Affiliated Investments, at value (Note 1)	—	—		259,789,037
Total Investments, at value (Note 1)	835,383,924	71,188,972		2,033,748,778
Foreign Cash, at value	—	—		3	**
Receivables:
Fund shares sold	694,320	19		210,820
Investments sold	—	1,748,257	*	—
Dividends, interest and reclaims, at value	103,110	251,584	*	3,806,396	**
Unrealized gain on foreign currency spot trades	—	97		—
Prepaid expenses	45,561	19,078		53,740
Total Assets	836,226,915	73,208,007		2,037,819,737
Liabilities:
Payables:
Fund shares redeemed	1,094,648	26,614		654,211
Investments purchased	—	—		950,447	**
Foreign capital gains tax	—	—		1,163,644
Unrealized loss on foreign currency spot trades	—	—		609
Accrued expenses:
Advisory fees (Note 2)	743,223	8,404		1,787,202
Administration, accounting and transfer agent fees (Note 2)	87,464	14,973		27,706
12b-1 fees - Investor Class (Note 2)	57,298	362		26,909
Other expenses	79,025	23,994		308,490
Total Liabilities:	2,061,658	74,347		4,919,218
Net Assets	$834,165,257	$73,133,660		$2,032,900,519
Net Assets Consist of:
Paid-in-capital	$314,802,602	$62,812,688		$1,893,568,371
Total distributable earnings	519,362,655	10,320,972		139,332,148
Net Assets	$834,165,257	$73,133,660		$2,032,900,519

Investor Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$42.60	$16.37	(a)	$23.16	(a)
Net Assets	$325,207,730	$1,630,151		$122,843,404
Shares Outstanding, no par value (unlimited shares authorized)	7,634,339	99,561		5,303,814
Institutional Class:
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$45.39	$16.61	(a)	$23.72	(a)
Net Assets	$508,957,527	$71,503,509		$1,910,057,115
Shares Outstanding, no par value (unlimited shares authorized)	11,212,124	4,303,657		80,516,821

*At Cost: $247,384 for dividends, interest and reclaims, and $1,748,354 for investments sold.

**At Cost: $8 for foreign cash, $3,754,126 for dividends, interest and reclaims, and $951,004 for investments purchased.

(a)Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 20259

See Notes to Financial Statements

	Small Company Fund	International All Company Fund	International Small Company Fund
Investment Income:
Dividends from unaffiliated investments	$1,311,864	$682,742	$18,830,666
Dividends from affiliated investments (Note 1)	—	—	3,977,339
Tax reclaim income from unaffiliated investments	—	40,801	151,564
Tax reclaim income from affiliated investments (Note 1)	—	—	16,784
Interest	1,702,343	119,215	2,188,090
Foreign tax withheld from unaffiliated investments	—	(129,169)	(1,193,080)
Foreign tax withheld from affiliated investments (Note 1)	—	—	(524,461)
Total Investment Income	3,014,207	713,589	23,446,902

Expenses:
Advisory fees (Note 2)	14,885,238	667,397	21,810,946
Fund accounting and administration fees (Note 2)	197,053	190,312	212,545
Transfer agent fees (Note 2)	935,387	21,465	170,916
Custody fees	146,037	46,180	588,391
Registration fees	98,000	68,000	74,835
12b-1 fees - Investor Class (Note 2)	977,253	4,588	351,636
Professional fees	92,050	96,173	110,605
Trustees’ fees and expenses (Note 7)	107,812	107,812	108,378
Compliance services fees (Note 2)	32,250	32,250	32,250
Printing fees	122,387	21,149	51,124
Other expenses	23,499	1,309	24,254
Total expenses	17,616,966	1,256,635	23,535,880
Fees waived by the Advisor - Investor Class (Note 2)	—	(12,825)	—
Fees waived by the Advisor - Institutional Class (Note 2)	—	(497,670)	—
Net expenses	17,616,966	746,140	23,535,880
Net Investment Income (Loss)	(14,602,759)	(32,551)	(88,978)
Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on unaffiliated investments	610,210,669	(1,153,236)	66,237,581
Net realized gain (loss) on affiliated investments (Note 1)	(32,865,181)	—	13,648,133
Net realized gain (loss) on foreign currency transactions	—	7,975	34,655
Net change in unrealized appreciation (depreciation) of unaffiliated investments	(646,841,710)	(3,218,445)	(5,881,234)
Net change in unrealized appreciation (depreciation) of affiliated investments (Note 1)	32,870,608	—	(28,357,654)
Net change in unrealized appreciation (depreciation) of foreign currency translations	—	97	788
Net change in unrealized foreign capital gains tax	—	—	1,918,283
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(36,625,614)	(4,363,609)	47,600,552
Net Increase (Decrease) in Net Assets Resulting From Operations	$(51,228,373)	$(4,396,160)	$47,511,574

The Brown Capital Management Mutual Funds

Statements of OperationsYear Ended March 31, 2025

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The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	Small Company Fund		International All Company Fund
	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2025	Year Ended March 31, 2024
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$(14,602,759)	$(29,719,512)	$(32,551)	$(28,354)
Net realized gain (loss) on investments and foreign currency	577,345,488	363,479,757	(1,145,261)	(50,392)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(613,971,102)	(37,876,767)	(3,218,348)	13,304,728
Net Increase (Decrease) in Net Assets From Operations	(51,228,373)	295,883,478	(4,396,160)	13,225,982
Distributions to Shareholders: (Note 4)
Investor
Distributable earnings	(159,938,725)	(63,560,927)	—	—
Institutional
Distributable earnings	(270,207,545)	(228,001,953)	—	—
Decrease in Net Assets from Distributions	(430,146,270)	(291,562,880)	—	—
Capital Share Transactions:
Shares sold
Investor	67,654,642	93,807,050	1,927,306	795,469
Institutional	172,016,829	556,993,972	36,649,113	8,352,994
Reinvested dividends and distributions
Investor	153,383,730	61,714,047	—	—
Institutional	257,228,861	215,512,218	—	—
Shares redeemed
Investor(A)	(356,755,383)	(332,374,131)	(2,164,844)	(1,798,817)
Institutional(B)	(1,138,347,285)	(1,944,130,891)	(29,537,306)	(13,670,624)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(844,818,606)	(1,348,477,735)	6,874,269	(6,320,978)
Net Increase (Decrease) in Net Assets	(1,326,193,249)	(1,344,157,137)	2,478,109	6,905,004
Net Assets:
Beginning of Year	2,160,358,506	3,504,515,643	70,655,551	63,750,547
End of Year	$834,165,257	$2,160,358,506	$73,133,660	$70,655,551

(A) Includes Redemption fees of:(C)			$24	$302
(B) Includes Redemption fees of:(C)			$2,241	$1,706

(C)Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202511

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	Small Company Fund		International All Company Fund
	Year Ended March 31, 2025	Year Ended March 31, 2024	Year Ended March 31, 2025	Year Ended March 31, 2024
Share Information:
Investor Class:
Shares sold	1,150,178	1,326,594	111,503	51,228
Reinvested distributions	2,886,408	968,208	—	—
Shares redeemed	(5,616,612)	(4,765,980)	(123,466)	(114,171)
Net Increase (Decrease) in Capital Shares	(1,580,026)	(2,471,178)	(11,963)	(62,943)
Shares Outstanding, Beginning of Year	9,214,365	11,685,543	111,524	174,467
Shares Outstanding, End of Year	7,634,339	9,214,365	99,561	111,524
Share Information:
Institutional Class:
Shares sold	2,625,930	7,613,977	2,098,274	542,974
Reinvested distributions	4,545,483	3,247,130	—	—
Shares redeemed	(16,683,192)	(26,904,076)	(1,716,501)	(866,621)
Net Increase (Decrease) in Capital Shares	(9,511,779)	(16,042,969)	381,773	(323,647)
Shares Outstanding, Beginning of Year	20,723,903	36,766,872	3,921,884	4,245,531
Shares Outstanding, End of Year	11,212,124	20,723,903	4,303,657	3,921,884

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The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	International Small Company Fund
	Year Ended March 31, 2025	Year Ended March 31, 2024
Increase (Decrease) in Net Assets From

Operations:
Net investment income (loss)	$(88,978)	$(388,466)
Net realized gain (loss) on investments and foreign currency	79,920,369	(39,602,507)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(32,319,817)	294,212,694
Net Increase (Decrease) in Net Assets From Operations	47,511,574	254,221,721
Distributions to Shareholders: (Note 4)
Institutional
Distributable earnings	—	(190,976)
Decrease in Net Assets from Distributions	—	(190,976)
Capital Share Transactions:
Shares sold
Investor	23,100,596	29,674,781
Institutional	239,550,213	345,753,453
Reinvested dividends and distributions
Institutional	—	156,362
Shares redeemed
Investor(A)	(64,119,589)	(53,323,683)
Institutional(B)	(375,588,518)	(718,461,742)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(177,057,298)	(396,200,829)
Net Increase (Decrease) in Net Assets	(129,545,724)	(142,170,084)
Net Assets:
Beginning of Year	2,162,446,243	2,304,616,327
End of Year	$2,032,900,519	$2,162,446,243

(A) Includes Redemption fees of:(C)	$1,491	$15,040
(B) Includes Redemption fees of:(C)	$2,351	$52,954

(C)Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased charging a redemption fee. Prior to July 29, 2024, redemption price per share may have been reduced for any applicable redemption fees. For a description of the possible redemption fees, see Note 1.

Financial Statements | March 31, 202513

The Brown Capital Management Mutual Funds

Statements of Changes in Net Assets

See Notes to Financial Statements

	International Small Company Fund
	Year Ended March 31, 2025	Year Ended March 31, 2024
Share Information:
Investor Class:
Shares sold	967,708	1,427,231
Reinvested distributions	—	—
Shares redeemed	(2,722,454)	(2,564,659)
Net Increase (Decrease) in Capital Shares	(1,754,746)	(1,137,428)
Shares Outstanding, Beginning of Year	7,058,560	8,195,988
Shares Outstanding, End of Year	5,303,814	7,058,560
Share Information:
Institutional Class:
Shares sold	9,984,669	16,361,325
Reinvested distributions	—	6,786
Shares redeemed	(15,515,294)	(35,560,937)
Net Increase (Decrease) in Capital Shares	(5,530,625)	(19,192,826)
Shares Outstanding, Beginning of Year	86,047,446	105,240,272
Shares Outstanding, End of Year	80,516,821	86,047,446

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See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$70.13	$70.41	$99.97	$125.17	$83.73
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.70)	(0.76)	(0.88)	(1.45)	(1.22)
Net Realized and Unrealized Gain (Loss) on Investments(d)	(0.10)	7.01	(20.90)	(12.90)	52.60
Total from Investment Operations	(0.80)	6.25	(21.78)	(14.35)	51.38
Less Distributions:
Distributions (from capital gains)	(26.73)	(6.53)	(7.78)	(10.85)	(9.94)
Total distributions	(26.73)	(6.53)	(7.78)	(10.85)	(9.94)
Net Asset Value, End of Year	$42.60	$70.13	$70.41	$99.97	$125.17

Total Return(b)	(8.70%)	9.81%	(21.26%)	(12.41%)	61.30%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$325,208	$646,205	$822,783	$1,449,535	$2,145,380
Ratio of Expenses to Average Net Assets(c)	1.32%	1.31%	1.28%	1.25%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.12%)	(1.07%)	(1.13%)	(1.20%)	(1.01%)
Portfolio Turnover Rate	11%	12%	22%	14%	9%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

(d)Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

Financial Statements | March 31, 202515

See Notes to Financial Statements

The Brown Capital Management Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$73.06	$72.94	$103.07	$128.45	$85.60
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.61)	(0.64)	(0.74)	(1.24)	(1.00)
Net Realized and Unrealized Gain (Loss) on Investments(c)	(0.33)	7.29	(21.61)	(13.29)	53.79
Total from Investment Operations	(0.94)	6.65	(22.35)	(14.53)	52.79
Less Distributions:
Distributions (from capital gains)	(26.73)	(6.53)	(7.78)	(10.85)	(9.94)
Total distributions	(26.73)	(6.53)	(7.78)	(10.85)	(9.94)
Net Asset Value, End of Year	$45.39	$73.06	$72.94	$103.07	$128.45

Total Return(b)	(8.52%)	10.03%	(21.17%)	(12.23%)	61.61%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$508,958	$1,514,154	$2,681,732	$3,903,646	$4,782,245
Ratio of Expenses to Average Net Assets	1.12%	1.11%	1.08%	1.05%	1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.91%)	(0.87%)	(0.93%)	(1.00%)	(0.81%)
Portfolio Turnover Rate	11%	12%	22%	14%	9%

(a)Calculated using average shares method.

(b)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year with the aggregate gains and losses in the Statements of Operations due to share transactions for the year.

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See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$17.32	$14.28	$16.06	$17.51	$12.83
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.05)	(0.04)	(0.03)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	(0.90)	3.08	(1.60)	(1.26)	5.29
Total from Investment Operations	(0.95)	3.04	(1.63)	(1.32)	5.22
Less Distributions:
Distributions (from net investment income)	—	—	—	(0.01)	—
Distributions (from capital gains)	—	—	(0.15)	(0.12)	(0.54)
Total distributions	—	—	(0.15)	(0.13)	(0.54)
Redemption Fees Added to Paid-in Capital (Note1)(a)(b)	—	—	—	—	—
Net Asset Value, End of Year	$16.37	$17.32	$14.28	$16.06	$17.51

Total Return(c)	(5.48%)	21.29%	(10.06%)	(7.68%)	40.73%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,630	$1,931	$2,492	$2,618	$3,613
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements(d)	1.95%	1.88%	1.90%	1.58%	1.79%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27%)	(0.25%)	(0.25%)	(0.34%)	(0.42%)
Portfolio Turnover Rate	56%	12%	20%	8%	11%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on December 1, 2011.

Financial Statements | March 31, 202517

See Notes to Financial Statements

The Brown Capital Management International All Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2025	2024	2023		2022	2021
Net Asset Value, Beginning of Year	$17.52	$14.43	$16.18		$17.59	$12.86
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.01)	(0.01)	—	(b)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(0.90)	3.10	(1.60)		(1.25)	5.30
Total from Investment Operations	(0.91)	3.09	(1.60)		(1.28)	5.27
Less Distributions:
Distributions (from net investment income)	—	—	—		(0.01)	—
Distributions (from capital gains)	—	—	(0.15)		(0.12)	(0.54)
Total distributions	—	—	(0.15)		(0.13)	(0.54)
Redemption Fees Added to Paid-in Capital (Note 1)(a)(b)	—	—	—		—	—
Net Asset Value, End of Year	$16.61	$17.52	$14.43		$16.18	$17.59

Total Return(c)	(5.19%)	21.41%	(9.80%)		(7.42%)	41.03%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$71,504	$68,724	$61,259		$66,099	$61,564
Ratio of Expenses to Average Net Assets
Excluding Fee Waivers and Reimbursements	1.69%	1.64%	1.64%		1.34%	1.54%
Ratio of Expenses to Average Net Assets
Including Fee Waivers and Reimbursements	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04%)	(0.03%)	0.00	%(d)	(0.14%)	(0.16%)
Portfolio Turnover Rate	56%	12%	20%		8%	11%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Less than 0.005 percent.

18www.browncapital.com

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Investor Class	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$22.77	$19.95	$22.05	$25.03	$14.75
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	(0.05)	(0.05)	(0.04)	(0.06)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	0.44	2.87	(2.06)	(1.54)	10.62
Total from Investment Operations	0.39	2.82	(2.10)	(1.60)	10.47
Less Distributions:
Distributions (from capital gains)	—	—	—	(1.39)	(0.19)
Total distributions	—	—	—	(1.39)	(0.19)
Redemption Fees Added to Paid-in Capital (Note1)(a)	— (b)	— (b)	— (b)	0.01	— (b)
Net Asset Value, End of Year	$23.16	$22.77	$19.95	$22.05	$25.03

Total Return(c)	1.71%	14.14%	(9.52%)	(7.30%)	71.05%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$122,843	$160,694	$163,538	$195,057	$171,603
Ratio of Expenses to Average Net Assets(d)	1.31%	1.31%	1.31%	1.30%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.21%)	(0.25%)	(0.20%)	(0.22%)	(0.68%)
Portfolio Turnover Rate	10%	15%	19%	8%	18%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)Includes 12b-1 Plan expenses, based upon the 12b-1 Plan adopted by the Fund on September 30, 2015.

Financial Statements | March 31, 202519

See Notes to Financial Statements

The Brown Capital Management International Small Company Fund

Financial HighlightsFor a share outstanding throughout the years presented.

	For the Years Ended March 31,
Institutional Class	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$23.26	$20.34	$22.43	$25.39	$14.92
Income (Loss) from Investment Operations:
Net investment income (loss)(a)	— (b)	(—) (b)	0.01	0.01	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	0.46	2.92	(2.10)	(1.58)	10.76
Total from Investment Operations	0.46	2.92	(2.09)	(1.57)	10.66
Less Distributions:
Distributions (from net investment income)	—	(—) (b)	(—) (b)	—	—
Distributions (from capital gains)	—	—	—	(1.39)	(0.19)
Total distributions	—	(—) (b)	(—) (b)	(1.39)	(0.19)
Redemption Fees Added to Paid-in Capital (Note 1)(a)(b)	—	—	—	—	—
Net Asset Value, End of Year	$23.72	$23.26	$20.34	$22.43	$25.39

Total Return(c)	1.98%	14.37%	(9.30%)	(7.11%)	71.51%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,910,057	$2,001,753	$2,141,079	$2,560,435	$1,923,391
Ratio of Expenses to Average Net Assets	1.06%	1.06%	1.06%	1.05%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	0.00%	0.04%	0.04%	(0.42%)
Portfolio Turnover Rate	10%	15%	19%	8%	18%

(a)Calculated using average shares method.

(b)Less than 0.005 per share.

(c)Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International All Company Fund (“International All Company Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”) (each a “Fund” and collectively the “Funds”) are each a series portfolio of Brown Capital Management Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open‐ended management investment company. Each of the Funds in this report are classified as a diversified, open‐end management investment company, as those terms are defined in the 1940 Act. The Funds currently offer Investor Class and Institutional Class Shares.

The primary investment objective of the Small Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of those companies with operating revenues of $500 million or less at the time of initial investment.

The primary investment objective of the International All Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International All Company Fund seeks to achieve its investment objective by investing substantially of its assets in equity securities of non‐U.S. based companies.

The primary investment objective of the International Small Company Fund is to seek long‐term capital appreciation. Current income is a secondary consideration in selecting portfolio investments. The International Small Company Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non‐U.S. based companies with total operating revenues of $500 million or less at the time of the initial investment.

Income, expenses (other than distribution and service fees, which were only attributable to the Investor Shares), and realized and unrealized gains or losses on investments and foreign currencies were allocated to each class of shares based upon its relative net assets.

The Funds are each deemed to be an individual reporting segments and are not part of a consolidated reporting entity. The objective and strategy of each Fund is used by Brown Capital Management, LLC (the “Advisor”) to make investment decisions, and the results of the Funds’ operations, as shown in their Statements of Operations and Financial Highlights, is the information utilized for the day-to-day management of the Funds. The Funds and the Advisor are parties to expense agreements as disclosed in the Notes to the Financial Statements, and resources are not allocated to the Funds based on performance measurements. Due to the significance of oversight and its role in the Funds, management, the Advisor’s portfolio manager is deemed to be the Chief Operating Decision Maker.

The following accounting policies have been consistently followed by the Funds and are in conformity with United States generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time, Monday through Friday. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Other securities that are traded in the domestic over‐the‐counter market and listed securities for which last sales price is available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the most recent bid price.

Foreign securities are valued using a third-party fair valuation vendor, Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”), which applies proprietary models that consider multiple factors, including movements in the U.S. securities markets, relevant indices, and other applicable market data. With respect to the BCM International All Company Fund and the BCM International Small Company Fund, the Trust’s Board of Trustees (the “Board”) has determined that it is appropriate for the Trust to engage ICE to use its Fair Valuation Information Service “FVIS NY Close” (the “FVIS Service”). The FVIS Service is used on a daily basis for each foreign equity security in the portfolios unless the Valuation Designee determines that its use is not appropriate on a particular day for a given security. When a predefined U.S. market movement threshold, established by the Advisor’s valuation policies, is exceeded, ICE fair values non-U.S. securities based on their correlation with U.S. market movements. This methodology may also be applied when a local market is closed for a holiday or other reason. The Advisor may review ICE’s pricing outputs and, if deemed unreliable, escalate for potential valuation committee consideration.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. The Board has appointed the Advisor as valuation designee to be responsible for all fair value determinations for the Funds. Fair value pricing may be used, for example, in situations where (i) a security, such as a small‐cap stock, mid‐cap stock, or foreign security, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security prior to time as of which a Fund calculates its net asset value; (iii) the exchange on which the security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to time as of which a Fund calculates its net asset value. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Financial Statements | March 31, 202521

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

Fair Value Measurement

In accordance with GAAP, the Funds use a three‐tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used in valuing the Funds’ assets as of March 31, 2025:

Small Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Common Stocks	$809,060,332	$—	$—		$809,060,332
Warrants	—	—	—	*	—
Short Term Investments	26,323,592	—	—		26,323,592
Total	$835,383,924	$—	$—		$835,383,924

International All Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Common Stocks	$20,030,556	$50,616,209	$—		$70,646,765
Short Term Investments	542,207	—	—		542,207
Total	$20,572,763	$50,616,209	$—		$71,188,972

International Small Company Fund:
	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3		Total
Common Stocks	$386,927,386	$1,625,163,990	$—		$2,012,091,376
Short Term Investments	21,657,402	—	—		21,657,402
Total	$408,584,788	$1,625,163,990	$—		$2,033,748,778

*The Level 3 Security has zero value.

Refer to the Funds’ Schedule of Investments for a listing of the securities by security type and sector.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

Foreign Currency Translation (International All Company Fund and International Small Company Fund)

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain/(loss) or unrealized appreciation/(depreciation) from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign taxes withheld, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign Currency Spot Contracts (International All Company Fund and International Small Company Fund)

Derivative instruments include foreign currency spot trades. The Funds may enter into such derivative instruments primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a foreign currency spot contract the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price typically within two business days. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the exchange rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments often involve market risk, credit risk, or both risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks may also arise from the possible inability of counterparties to meet the terms of their contracts and from unanticipated movements in currency and securities values and interest rates.

Affiliated Companies

If a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of or during the year ended March 31, 2025, the Small Company Fund and International Small Company Fund owned 5% or more of the outstanding voting securities of the issuers identified in the tables below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act.

Small Company Fund

Investments affiliated at March 31, 2024, no longer affiliated as of March 31, 2025

Security Name	Market Value as of March 31, 2024	Purchases	Sales	Market Value as of March 31, 2025	Share Balance as of March 31, 2025	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Enfusion, Inc.	$48,033,058	$—	$(40,025,912)	$11,078,138	993,555	$—	$8,041,521	$(4,970,529)
Olo, Inc.	30,352,327	—	(18,266,587)	12,673,804	2,098,312	—	14,097,824	(13,509,760)
OrthoPediatrics Corp.	35,579,311	—	(18,180,418)	13,745,264	558,070	—	10,731,263	(14,384,892)
GRAND TOTAL				$37,497,206	3,649,937	$—	$32,870,608	$(32,865,181)

International Small Company Fund

Security Name	Market Value as of March 31, 2024	Purchases	Sales	Market Value as of March 31, 2025	Share Balance as of March 31, 2025	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Hiday Hidaka Corp.	$49,457,354	$5,396,817	$(2,489,427)	$54,631,107	2,963,274	$694,873	$2,525,945	(259,582)
Lectra	100,050,640	7,084,188	(2,204,960)	86,217,378	2,991,152	976,755	(18,098,274)	(614,216)
MIPS AB	34,973,489	15,651,266	(1,891,761)	54,188,908	1,411,830	591,929	6,543,407	(1,087,495)
Software Service, Inc.	40,332,120	—	(373,147)	37,281,544	477,125	392,170	(2,689,585)	12,156
STRATEC Biomedical AG	43,309,058	3,236,787	(1,972,016)	27,470,100	1,036,445	543,128	(13,416,703)	(3,687,026)
				$259,789,037	8,879,826	$3,198,855	$(25,135,210)	$(5,636,163)

Investments no longer affiliated as of March 31, 2025
Nexus AG	$80,943,087	$—	$(64,703,482)	$32,301,457	426,753	$270,807	$(3,222,444)	$19,284,296
				$32,301,457	426,753	$270,807	$(3,222,444)	$19,284,296

GRAND TOTAL				$292,090,494	9,306,579	$3,469,662	$(28,357,654)	$13,648,133

*Net of reclaims and foreign taxes withheld

Financial Statements | March 31, 202523

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex‐dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex‐dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the high cost basis, which is the same basis used for federal income tax purposes. The Funds accrue any taxes withheld from foreign investments by foreign countries. Amounts that may be reclaimed are recorded as receivables and amounts that may not be reclaimed are recorded at the same time as the related income on each income recognition date if the tax rated is fixed and known. When investment income is received net of the tax withheld, a separate realized foreign currency gain or loss is computed on the gross income receivable and the accrued tax expense. If the tax rate is not known or estimable, such expense or receivable is recorded on the date that the net amount is received.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general Trust expenses, which are allocated according to methods approved by the Trustees. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measurement. Fees provided under the distribution (Rule 12b‐1) and/or shareholder service plans for a particular class of the Funds’ are charged to the operations of such class.

Dividend Distributions

Each of the Funds may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex‐date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP.

Warrants

The Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price, or receive contingent payments, for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

Foreign Taxes

The International All Company Fund and the International Small Company Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

Fees on Redemptions

Effective July 29, 2024, the International All Company Fund and the International Small Company Fund ceased assessing a redemption fee. Prior to July 29, 2024, shares of the International All Company Fund and the International Small Company Fund were assessed a fee of 2.00% of redemption amount if such shares are redeemed within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to offset the cost of liquidating a shareholders’ investment in the Fund, discourage short-term trading of shares, and protect long-term shareholders – the redemption fee is not a sales charge or other fee intended to finance sales or marketing expenses. No redemption fee will be imposed on redemptions initiated by the Funds. Redemption fees are disclosed on the Statements of Changes in Net Assets.

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

2. TRANSACTIONS WITH RELATED PARTIES AND OTHER SERVICE PROVIDERS

Advisor

Each Fund pays a monthly advisory fee to the Advisor based upon the average daily net assets of each Fund and is calculated at the following annual rates:

	Advisory Fees		Expense Limitation Ratio	Advisory Fees Waived	Expenses Reimbursed
Fund	Average Net Assets	Rate
Small Company Fund	On all assets	1.00%	1.25%	$—	$—
International All Company Fund	First $100 million	0.90%	1.00%	510,495	—
	Over $100 million	0.75%	1.00%	—	—
International Small Company Fund	On all assets	1.00%	1.15%	—	—

In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b‐1 distribution plan) do not exceed certain limits, which are (at the time this report is being produced) for the Small Company Fund, the International All Company Fund and the International Small Company Fund, 1.25%, 1.00% and 1.15% of the average daily net assets of those Funds, respectively. The Expense Limitation Agreements are in effect until July 31, 2025, and may only be terminated prior to that date by the Advisor and the Board only by mutual written consent.

Each of the Funds may reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreements within three (3) fiscal years from the time of the waiver, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the lesser of the percentage limits in place at the time of the waiver and/or reimbursement or current waiver and/or reimbursement arrangement. Consequently, no reimbursement by any of the Funds will be made unless: (i) the particular fund’s assets exceed $20 million for the Small Company Fund, the International All Company Fund, and the International Small Company Fund; (ii) the particular fund’s total annual expense ratio is less than the percentage described above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Fund	Expires 2026	Expires 2027	Expires 2028
Small Company Fund	$—	$—	$—
International All Company Fund	368,923	436,788	510,495
International Small Company Fund	—	—	—

Administrator, Transfer Agent and Fund Accountant

As compensation for its services to the Trust, fees to CFS are computed daily and paid monthly. For its fees, CFS is paid $500,000 per year for Administration and Fund Accounting and $12,000 per Fund per year for Regulatory Compliance. Transfer Agency fees are based on the number and type of accounts serviced, subject to an annual minimum of $15,000 per Fund. In addition, the Trust shall reimburse CFS from the assets of each Fund certain reasonable expenses incurred by CFS on behalf of each Fund individually in connection with the performance of the Administration Agreement. For the year ended March 31, 2025, the following fees were paid by the Funds to CFS:

Fund	Fund Accounting and Administration	Transfer Agent
Small Company Fund	$157,833	$906,676
International All Company Fund	157,833	9,890
International Small Company Fund	157,833	142,674

Compliance Services

The principal owner of Watermark Solutions, LLC serves as the Trust’s Chief Compliance Officer pursuant to an agreement with the Trust. As compensation for its services to the Trust, Watermark Solutions, LLC receives an annual compliance services fee. CFS provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a‐1 under the 1940 Act. CFS is compensated under the Administration Agreement for these services.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor. The Distributor acts as the principal underwriter of the Trust’s shares.

Financial Statements | March 31, 202525

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

12b‐1 Plan

Each Fund has adopted, with respect to its Investor Class shares, a plan pursuant to Rule 12b‐1 under the 1940 Act (each a “Plan” and collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to the Distributor, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by the International All Company Fund and the International Small Company Fund under the Plan is 0.25% of average daily net assets for the year and 0.20% of average daily net assets for the Small Company Fund. The Plans are compensation plans, which means that payments are made to the Distributor regardless of 12b‐1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan. The Distributor may reimburse the Advisor for expenditures that it incurs for marketing and distributions related services for the Funds. It is also possible that 12b‐1 expenses for a period will exceed the payments made to the Distributor by the Funds, in which case the Advisor may pay such excess expenses out of its own resources. The Plans require that the Distributor act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution expenses on behalf of the Funds. The Funds’ Distributor verifies all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before such payments are made.

Legal Counsel to the Trust

Practus, LLP serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the managing partner of Practus, LLP, but he receives no direct special compensation from the Trust or the Funds for serving as an officer of the Trust.

Any Trustee and/or officer of the Trust that also is an employee and/or officer of the Advisor does not receive compensation from the Trust for serving in such roles.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended March 31, 2025, the aggregate cost of purchases and proceeds from sales of investment securities, excluding short‐term securities, are shown in the following table.

Fund	Purchases of Securities	Proceeds From Sales of Securities
Small Company Fund	$158,826,370	$1,428,216,001
International All Company Fund	47,355,648	40,193,958
International Small Company Fund	220,954,722	329,426,245

4. FEDERAL INCOME TAX

Distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds recognize the tax benefit or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions in the open tax years of 2022‐2024 and as of and during the year ended March 31, 2025, and determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses and the utilization of earnings and profits distributed to shareholders on redemption of shares. For the year ended March 31, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Fund	Paid-in Capital	Total Distributable Earnings
Small Company Fund	$271,400,260	$(271,400,260)
International All Company Fund	(32,647)	32,647
International Small Company Fund	(488,158)	488,158

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The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

At March 31, 2025, the tax-basis unrealized appreciation (depreciation) and cost of investments were as follows:

	Small Company Fund	International All Company Fund	International Small Company Fund
Gross unrealized appreciation (excess of value over tax cost)	$398,265,293	$20,841,395	$638,651,058
Gross unrealized depreciation (excess of tax cost over value)	(85,954,781)	(8,618,718)	(381,244,501)
Net appreciation (depreciation) of foreign currency and unrealized foreign capital gains tax	—	—	(1,908,736)
Net unrealized appreciation (depreciation)	$312,310,512	$12,222,677	$255,497,821
Cost of investments for income tax purposes	$523,073,412	$58,966,295	$1,776,342,222

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses.

At March 31, 2025, the distributable earnings (accumulated deficits) on a tax basis were as follows:

	Small Company Fund	International All Company Fund	International Small Company Fund
Accumulated Capital Gain/(Loss)	$209,494,172	$—	$—
Other Accumulated Losses	(2,442,029)	(1,901,705)	(116,165,673)
Unrealized Appreciation/(Depreciation)	312,310,512	12,222,677	255,497,821
Total	$519,362,655	$10,320,972	$139,332,148

Under current law, late-year ordinary losses realized after December 31 of a fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Funds elected to defer these losses as follows:

Fund
Small Company Fund	$2,442,029
International All Company Fund	—
International Small Company Fund	—

As of March 31, 2025, the Funds had capital loss carryforwards. These losses may be carried forward indefinitely. The tax character of these losses is as follows:

Fund	Short Term	Long Term	Total
Small Company Fund	$—	$—	$—
International All Company Fund	155,399	1,746,306	1,901,705
International Small Company Fund	28,128,663	88,037,010	116,165,673

During the year ended March 31, 2025, the International Small Company Fund utilized $80,972,422 of capital loss carryforwards from the year ended March 31, 2024.

Distributions during the years shown were characterized for tax purposes as follows:

	Small Company Fund		International All Company Fund		International Small Company Fund
Distributions paid from:	Year ended March 31, 2025	Year ended March 31, 2024	Year ended March 31, 2025	Year ended March 31, 2024	Year ended March 31, 2025	Year ended March 31, 2024
Ordinary income	$—	$—	$—	$—	$—	$190,976
Realized gains	430,146,270	291,562,880	—	—	—	—
	$430,146,270	$291,562,880	$—	$—	$—	$190,976

Financial Statements | March 31, 202527

The Brown Capital Management Mutual Funds

Notes to Financial Statements March 31, 2025

5. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of that Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund's NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund's portfolio will be adversely affected. As of March 31, 2025, 29.64% and 27.39% of the value of the net assets of the Small Company Fund were invested in securities within the Medical/Health Care and Business Services sectors, respectively; 33.22% of the value of the net assets of the International All Company Fund were invested in securities within the Information Technology sector; 33.96% and 30.64% of the value of the net assets of the International Small Company Fund were invested in securities within the Business Services sectors and Information/Knowledge Management sectors, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

7. CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, (either directly or indirectly), more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreements with the Advisor. At March 31, 2025, the Advisor owned 45% of International All Company Fund’s outstanding shares.

8. TRUSTEE AND OFFICER FEES

Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust, will receive no salary or fees from the Funds for their services to the Trust. As of March 31, 2025, there were five Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). Each Independent Trustee of the Trust receives an $87,400 annual retainer, $27,600 in Board meeting fees, and a $4,000 per meeting fee for Special Meetings. All Trustees and officers are reimbursed for any out‐of‐pocket expenses incurred in connection with attendance at meetings.

9. SUBSEQUENT EVENTS

The Funds evaluated subsequent events from March 31, 2025, the date of these financial statements, through the date these financial statements were issued and available and have noted no items requiring disclosure.

28www.browncapital.com

The Brown Capital Management Mutual Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Brown Capital Management Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brown Capital Management Mutual Funds, comprising The Brown Capital Management Small Company Fund, The Brown Capital Management International All Company Fund and The Brown Capital Management International Small Company Fund (the “Funds”) as of March 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 27, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
May 29, 2025

The Brown Capital Management Mutual Funds

Financial Statements | March 31, 202529

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited) March 31, 2025

Changes in and disagreements with accountants for open-end management investment companies.

Not applicable.

Proxy disclosures for open-end management investment companies.

Not applicable.

Remuneration paid to Directors, Officers, and others of open-end management investment companies.

See the Statements of Operations and Note 2 which includes remuneration paid to Officers. See that Statements of Operations for remuneration paid to Trustees.

Statement Regarding Basis for Approval of Investment Advisory Agreement.

Brown Capital Management, LLC (“BCM” or “Advisor”) supervises the investments of The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International All Company Fund (the “International All Company Fund”), and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each a “Fund” and collectively, the “Funds”) pursuant to an Investment Advisory Agreement (“Agreement”) between BCM and Brown Capital Management Mutual Funds (the “Trust”) with respect to each of the Funds. At a meeting of the Trust’s Board of Trustees (“Board”) held on March 19, 2025 (the “Meeting”), the Trustees unanimously approved the continuation of the Agreement. At that meeting, legal counsel to the Trust (“Counsel”) reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the continuation of the Agreement for the Funds. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Agreement.

In deciding whether to approve the continuation of the Agreement between the Trust and BCM, with respect to the Small Company Fund, the International All Company Fund, and the International Small Company Fund, the Trustees considered numerous factors, including: (i) the nature, extent, and quality of the services provided by BCM; (ii) the investment performance of the Funds and BCM; (iii) the costs of the services to be provided and profits to be realized by BCM from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) BCM’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process, including information presented at the Meeting. The Board also reported that it met with Counsel prior to the Meeting to discuss the 15c responses and any relevant exhibits provided by the Advisor. It was noted that the Board requested and was provided with information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Advisor; (ii) assessments of the investment performance of the Funds by personnel of the Advisor; (iii) commentary on the reasons for the performance; (iv) presentations addressing the Advisor’s investment philosophy, investment strategy, personnel and operations; (v) compliance and audit reports concerning the Funds and the Advisor; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of the Advisor; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision. The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Advisor, including financial information on the firm’s operations along with its investment in a mutual fund servicing company, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of Fund expenses, compliance program, current legal matters, succession planning and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds that was prepared by an independent third-party ranking organization; and (iii) benefits to be realized by the Advisor from its relationship with the Funds, including any potential benefits it could receive from its investment in a mutual fund servicing company that has been hired by the Trust to provide transfer agency, fund accounting and administration services to the Funds. The Board did not identify any information that was most relevant to its consideration to approve the Agreement, and each Trustee may have afforded different weight to the various factors.

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The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Nature, Extent and Quality of the Services Provided by the Advisor

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Agreement. The Trustees reviewed the services currently being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s commencement of operations (including research and recommendations with respect to portfolio securities); its procedures for formulating investment decisions and assuring compliance with each Fund’s investment objectives and limitations; and its efforts to promote the Funds and grow the Funds’ assets. The Trustees noted that certain employees of the Advisor serve as Trustees and officers of the Trust, including as a principal executive officer and a principal financial officer, without additional compensation. The Trustees noted the Advisor’s commitment to enhance its resources and systems, and the continued cooperation with the Independent Trustees, Independent Trustee Counsel and Counsel for the Funds. The Trustees evaluated the Advisor’s personnel, including the education and experience of its personnel, including certain changes to the Funds’ portfolio managers in the past year. The Trustees noted the efforts of management of the Advisor to continue to focus on a team-oriented portfolio management style rather than reliance on individual portfolio managers. The Trustees considered strategic initiatives described by the Advisor in its on-going discussions with the Trustees that are intended to benefit the Funds. After reviewing the foregoing information and further information in the materials provided by the Advisor (including the Advisor’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

Investment Performance of the Funds and the Advisor

In considering the investment performance of the Funds, the Trustees reviewed reports prepared by Broadridge Financial Solutions (“Broadridge”), which compared the performance of each Fund with the performance of its benchmark indices, the funds in its Morningstar category (each, a “Category”), and the funds in a peer group selected from its Category by Broadridge (each, a “Peer Group”). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. The Trustees observed that the Small Company Fund’s Institutional Class underperformed the S&P 500 Index and the median of its Category and Peer Group for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2024, and had underperformed the Russell 2000 Growth Index for each of those periods except for the 10-year period ended December 31, 2024, in which the Fund’s Institutional Class outperformed the Russell 2000 Growth Index. The Trustees discussed the Small Company Fund’s out performance relative to the Russell 2000 during the fourth quarter of 2024, noting that the strong quarter offset much of the underperformance earlier in 2024. The Trustees noted the Advisor’s conviction that exceptional growth companies (EGCs), which have durable revenue streams and healthy balance sheets, will outperform over the long term. The Trustees further noted the Advisor’s commitment to its investment process to identify EGCs over the long term. The Trustees also noted their extensive discussions with the Advisor’s personnel each quarter regarding the performance of the Small Company Fund.

The Trustees observed that the International All Company Fund’s Institutional Class underperformed its benchmark indices and the median of its Category and Peer Group for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2024. The Trustees discussed the Advisor’s report that non-U.S. securities were negatively impacted by geopolitical events, including the possibility of the U.S. imposing tariffs, and the resulting economic uncertainty, noting that the International All Company Fund had outperformed it benchmark indices during the fourth quarter of 2024. The Trustees also considered the negative impact of the International All Company Fund’s poor performance in the first quarter of 2022 on the 3-year performance and the Advisor’s positive outlook for current performance. The Trustees noted the Advisor’s efforts to add new portfolio managers to the International All Company team, and the dedication to the Advisor’s EGC investment process. The Trustees also noted their extensive discussions with the Advisor’s personnel each quarter regarding the performance of the International All Company Fund.

The Trustees next observed that the International Small Company Fund’s Institutional Class outperformed its benchmark indices and the median of its Morningstar category and Peer Group for the one-year and 5-year periods ended December 31, 2024, and had underperformed its benchmark indices while outperforming the median of its Morningstar category and Peer Group for the 3-year period ended December 31, 2024. The Trustees noted the Fund’s relative performance in a difficult economic and marketplace environment, and they noted further that the Advisor remains committed to investing in EGCs, rooted in fundamental analysis at the individual company level. The Trustees also noted their extensive discussions with the Advisor’s personnel each quarter regarding the performance of the International Small Company Fund.

The Trustees noted that the performance of the Funds was generally lower than the performance of the composites representing separate accounts managed by the Advisor having substantially similar strategies as the respective Funds. They considered the Advisor’s representation that the differences in performance are generally attributed to differences in cash flows and expenses. Although not the determining factor in the Trustees’ considerations, these foregoing observations assisted the Trustees in concluding to approve the Agreement by allowing them to measure how the Funds compared to other similar products and the markets generally, as well as how the performance compared to similar services offered by BCM. After reviewing the investment performance of the Funds further, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, the Advisor’s commitment to managing the Funds within their strategy and the resources dedicated to the Funds, and other factors, the Board of Trustees concluded, in light of all the facts and circumstances, that they were satisfied with the Advisor’s commitment to improving the Funds’ investment performance and they noted that they would continue to monitor the performance of each of the Funds closely.

Financial Statements | March 31, 202531

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Costs of the Services to be Provided and Profits to be Realized by the Advisor

In considering the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the Advisor’s compliance policies and procedures; the financial condition of the Advisor and the level of commitment to the Funds by the Advisor; the asset levels of the Funds; the overall expenses of the Funds in light of the expense limitation arrangements with the Advisor; the Advisor’s investment in a mutual fund servicing company which provides administrative services to the Funds; and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and considered the financial stability and profitability of the firm. The Trustees also considered potential benefits for the Advisor in managing the Funds, noting that an affiliate of the Advisor provides transfer agency, administration and fund accounting services to the Funds. The Trustees then compared the fees and expenses of each Fund (including the management fee) to their respective Category and Peer Group.

With respect to the Small Company Fund and the International All Company Fund, the Trustees observed that the management fee, and the net expense ratio and the gross expense ratio with respect to the Institutional Class, were higher than the median of their respective Category and Peer Group. With respect to the International Small Company Fund, the Trustees observed that the management fee was higher than the median of its Category and Peer Group, the gross expense ratio with respect to the Institutional Class were lower than median of its Peer Group, and the net expense ratio was lower than the median of the Peer Group but higher than the median of the Category.

Although not the determining factor in the Trustees’ considerations, this information assisted the Trustees in concluding to approve the renewal of the Agreement by allowing them to determine how the Funds’ management fees and expenses compared to other similar products. The Trustees also considered the higher management fees paid by the Funds compared to the management fees paid to the Advisor by its separately managed accounts with substantially similar strategies as the Funds. It was noted that the higher management fees paid by the International All Company Fund when compared to their respective separately managed accounts were largely due to the Advisor’s costs being higher to manage these disciplines in a mutual fund structure. The Trustees noted that the management fees charged to the Small Company Fund and International Small Company Fund were the same as the management fees charged to their respective separately managed accounts. The Trustees discussed the Advisor’s profitability as it relates to each Fund. The Trustees noted that the Advisor earned a profit with respect to each Fund and that these profits were reasonable when considering the services provided to Fund shareholders.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded, in light of all the facts and circumstances, that the fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement. For each of the Small Company Fund and the International Small Company Fund, the Trustees considered that, while the management fee would remain the same at all asset levels, those Funds’ shareholders benefited from economies of scale under the Funds’ agreements with service providers other than the Advisor. It was noted that the Advisor is of the view that the strategies followed by the Small Company Fund and International Small Company Fund are all capacity constrained; therefore, making breakpoints less appropriate for these strategies. The Trustees concluded that the advisory fee structure of the Small Company Fund and the International Small Company Fund would not directly result in economies of scale for shareholders. For the International All Company Fund, the Trustees noted that the Fund utilizes breakpoints in its advisory fee schedule and determined that the Fund’s shareholders would benefit from economies of scale as the Fund grows. The Trustees observed that at its current asset level, the advisory fee of the International All Company Fund did not, at this time, reflect those economies of scale.

The Trustees also considered that shareholders of the International All Company Fund would continue to benefit from its respective expense limitation arrangement until such point where the Fund’s assets grow to a level where the Fund will be operating below the expense cap. The Trustees noted that the Small Company Fund and the International Small Company Fund were currently operating below their expense caps and, as a result, shareholders were not directly benefiting from the expense caps being in place at this time.

Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined, in light of all the facts and circumstances, that each Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor, and that each Fund’s expense limitation arrangement provided potential savings for the benefit of such Fund’s investors.

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The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to each Fund; the impact of an affiliated company and its relationship with the Funds; the basis for soft-dollar payments with broker-dealers; the basis of decisions to buy or sell securities for the Funds and the Advisor’s other accounts; the method for bunching portfolio securities transactions; and the substance and administration of the Advisor’s code of ethics. The Trustees noted that for certain investment strategies, the Advisor may be compensated based on the performance of the account. This may create a conflict of interest between the Funds and the Advisor, as the Advisor may have an incentive to allocate investment opportunities it believes to be the most profitable to client accounts in which it shares investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate. The Trustees considered the Advisor’s purchase of a controlling interest in a mutual fund servicing company that has been hired by the Trust to provide transfer agency, administration, and fund accounting services to the Funds. The affiliated servicing company began receiving fees from the Funds in April 2022. It was noted by the Board that the Advisor could receive additional revenues from the fees paid by the Funds to the Advisor’s affiliated servicing company, although the acquisition of the servicing company has had no material impact on the Advisor’s corporate structure or principal business activities. The Trustees discussed the financial impact this may have on the Advisor, noting that based on the information provided by the Advisor, the financial impact from the acquisition of the service company is not expected to be meaningful to the Advisor’s operations for the foreseeable future. The Trustees noted that at this point the Advisor has not received any revenues from the affiliated servicing company with respect to the administrative and other services the affiliated servicing company provides to the Funds, or otherwise from the affiliated servicing companies’ general revenues that are a benefit to the Advisor. The Trustees also considered the Advisor’s representations that since the affiliated servicer began providing transfer agency, administration and fund accounting services to the Funds, the Advisor is confident in its ability to better monitor and control these fees for Fund shareholders over time. The Board noted that services provided to the Funds by the affiliated servicer have been satisfactory, and that the Advisor believes that the fee commitments by the affiliated servicer are expected to have a positive impact on the Funds’ long-term cost structure. They discussed the importance of closely monitoring this conflict to ensure Fund shareholders’ best interests are being served. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible and actual conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees who are not parties to any investment advisory agreement between the Trust and its investment adviser or interested persons of any such party, determined that it was appropriate to approve the Agreement upon the terms and for the compensation described therein.

Financial Statements | March 31, 202533

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Brown Capital Small Company Fund – Shareholder Letter

At Brown Capital, our Exceptional Growth Company (EGC) approach, which combines proprietary, bottom-up fundamental research and concentrated positions, means that we expect to experience high departures from benchmark performance. Our deep investment research gives us confidence to take large positions that vary significantly from the benchmark. That means a poor earnings call from a 5% position can tank quarterly and even yearly performance; strong operational results can lead to significant upside. This benchmark-agnosticism has been key to the Small Company Fund’s ability to outperform since our inception in 1992. As long as we believe the fundamentals remain intact, we remain patient. However, our EGC approach also means that when investor sentiment turns negative on the kinds of high-quality growth companies we invest in, we can look quite foolish. That was certainly the case in the fiscal year ended March 31, 2025.

Since 2023, we have regularly described in our portfolio commentaries our view that the equity markets post-COVID are at the center of two forces. First, stock prices seem to be returning to being fundamentally driven again, after macro factors dominated returns during the pandemic. This is a good thing; we tend to thrive in fundamentally driven markets. Second, sudden periods of negative investor sentiment seem to interrupt this normalization of markets, often prompted by geopolitical shocks or the sudden deterioration of the macroeconomic outlook. As long-term investors in high-quality, long-duration growth companies, these sentiment downshifts can be painful in the short run. Unfortunately, in the fiscal year ended March 2025, it was the second force—negative investor sentiment—that took center stage, especially in the final quarter. For the fiscal year, the Russell 2000® Growth index fell 4.86%, and the Small Company Fund (Investor shares) fared worse, declining 8.70%, or 386 basis points (bps) more than the index.

As a matter of fact, the entirety of the Fund’s underperformance—and then some—for the fiscal year ending March 31, 2025, occurred in the March quarter, when the Fund underperformed by 491 bps. There was plenty of news in the first quarter of 2025 to rattle investors, most of it coming out of Washington, D.C. First, there was the Trump administration’s approach to implementing tariffs, which has left companies around the world wondering what levies are real and what are not. In the absence of answers, many businesses are reining in spending. For example, Manhattan Associates (MANH) reported strong 2024 annual results with new records in revenue, operating profit, free cash flow and earnings per share. However, the company also reported a cautious outlook for 2025 due to the tariffs, the global economy and government downsizing, which are causing Manhattan’s customers to reduce planned services work for the upcoming year.

In the March quarter, investor sentiment also soured on the Trump administration’s aggressive downsizing of the U.S. government. The Trump administration, under the leadership of the Department of Government Efficiency (DOGE) has proposed and enacted cuts to myriad parts of the government, including the Department of Education, Department of Energy, Department of Transportation and the Environmental Protection Agency, to name a few. For companies in the Small Company Fund, perhaps the most direct effect is from the budget cuts to the National Institutes of Health (NIH). The barrage of cuts to medical research grants at universities from the federal government has already affected the life sciences industry in significant ways. For example, Cytek Biosciences (CTKB), which develops products for cell analysis in biomedical research, reported headwinds from NIH funding reductions, new export controls for flow cytometry products to certain countries (notably China), threats of tariffs on imports and softer market conditions in the U.S. Finally, we sold 10x Genomics (TXG) from the Fund in the March quarter, in part because of the reliance on federal funding for academic research among its customers, as well as other fundamental concerns.

The fact is, Medical/Health Care, which comprises 30% of the Small Company Fund as of March 31, 2025, faced macro challenges even before DOGE. We own many medical-device producers and companies that serve biotechnology and pharmaceutical companies. In early 2024 several of these types of companies started reporting softer demand than expected, in part because still-elevated interest rates were making businesses more cautious on spending. As a result, many of these portfolio holdings reduced forward guidance. In all, the Medical/Health Care custom sector detracted 536 basis points from performance, the most of any sector during the fiscal year and 140% of the total underperformance.

We continue to find what we believe to be EGCs. During the fiscal year ended March 31, 2025, we added eight new companies to the Small Company Fund, as described in the Additions section below. That is slightly above our usual range of three to six new holdings a year. On the other hand, over the past 12 months we also saw our 100th takeout since the strategy’s inception in July 1992. While we are often sorry to see one of our EGCs exit the Fund, we are excited to welcome new holdings. We have great confidence in the fundamentals of the companies in the Small Company Fund and we remain optimistic about our ability to generate attractive returns over the long term.

Returns: Contributors and Detractors

In the fiscal year ended March 31, 2025, Guidewire Software (GWRE) and Tyler Technologies (TYL) were among the contributors to performance.

Guidewire Software is a provider of packaged software running mission-critical processes at property and casualty (P&C) insurance companies. These processes include claims handling, underwriting, policy administration and customer billing. Guidewire’s software replaces decades-old code running on mainframe computers, thereby reducing costs and improving decision making and agility. Guidewire is beginning to reap the benefits of a multi-year effort to transition customers from on-premise applications to its cloud platform. This platform enables Guidewire to increase its pace of product releases, which are being well received by customers.

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The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Guidewire’s stock price increased during the year due to strong earnings reports in which its revenue and profitability were better than expected, showing continued strong demand for Guidewire’s cloud platform. Total revenue growth in the most recent quarter was 20%, with annual recurring revenue up 15%. This growth was driven by existing customers migrating to Guidewire’s new cloud platform, as well as a pickup in large new customers. As the platform gains scale, Guidewire’s profitability is improving. Subscription gross margins increased to 69% in the most recent quarter from 65% a year earlier, while Services gross margins turned positive after being negative in the prior period. In addition to the adoption of its cloud platform, new product innovations such as data-analytics tools should drive growth for many years to come.

Tyler Technologies (TYL) provides software and technology solutions for the public sector, including state and local governments, to improve operation workflows, transparency and citizen services. The company’s products help state and local governments and agencies to manage functions such as court and judicial processes, property taxes, appraisals and public safety. The company’s industry-leading court system, for example, allows for more efficient scheduling and processing of legal cases, which saves time, money and headaches. Tyler is transitioning its customers from on-premise software to a cloud-based subscription model.

In the most recent quarter, the company reported strong results driven by double-digit cloud-subscription revenue growth and improved profit margins. The company raised its 2025 guidance as public sector customers, thanks to healthy state and local budgets, continue to exhibit robust demand, as evidenced by high customer request for proposals (RFP) and sales demonstration activity. Tyler’s fiscal year 2024 results were similarly impressive. In fact, more than 90% of Tyler’s new bookings in 2024 were in the form of cloud software subscriptions. This enabled Tyler to close its Dallas data center in mid-2024 and the company plans to close a second data center in Maine by the end of 2025, further boosting profitability. Importantly, Tyler has not seen any meaningful negative impact from the spending cuts from DOGE, as less than 5% of its revenue comes from the federal government. On the contrary, the company thinks it should benefit from efforts to increase government efficiency through improved government-wide software and network infrastructure. We believe Tyler is well positioned to support digital modernization initiatives in the public sector.

In the fiscal year ended March 31, 2025, Repligen (RGEN) and Cryoport (CYRX) were among the detractors to performance.

Repligen is a life-sciences company that develops and manufactures products used throughout the complex process of making biological drugs, helping its customers increase efficiency and reduce costs. After delivering years of double-digit revenue growth, Repligen reported a revenue decline of 20% during 2023, driven by a pullback following increased COVID-related spending in previous years, weakness in biotech R&D due a tougher funding environment, and lower demand in China. The company anticipated improving revenue growth in 2024, but this recovery has taken longer than expected as headwinds linger. Additionally, the company’s stock price was negatively impacted by the announcement in June 2024 that its highly regarded CEO Tony Hunt would move to an Executive Chairman role in September 2024. The demand headwinds that Repligen has experienced are not isolated to the company and have affected other Small Company Fund holdings in life sciences, as well as larger peers. We believe Repligen is maintaining its strong competitive position and expect the company to deliver double-digit organic growth for the full year 2025.

Cryoport is a cold-chain logistics company focused primarily on the rapidly growing cell- and gene-therapy industry. Cryoport uses proprietary packaging, shippers, informatics technology, and continuous tracking and monitoring to provide temperature-controlled transport and logistics to pharmaceutical companies and biotechs. Tissue samples or pharmaceutical treatments can be maintained during transport at cryogenic temperatures (-94 degrees Celsius) for 10 days or more. Cryoport also sells products including cryogenic and other types of freezers and shippers to pharmaceutical companies, research laboratories, governments and academic institutions.

Cryoport’s stock price decreased during the year due to disappointing revenue and profitability. On the logistics side of the business, volumes for approved drugs have been ramping slower than expected, which hinders near-term shipment volumes and revenue for Cryoport. On the product side of the business, pullbacks in capital spending from customers have led to revenue declines. Cryoport maintains a leading position in supporting the cell- and gene-therapy programs for pharmaceutical companies including Novartis, Kite/Gilead and others, which should bode well for future growth. However, the recent operational performance, particularly in the products segment of the business, has been disappointing.

Additions and Deletions

We added eight companies during the fiscal year ended March 31, 2025: UFP Technologies (UFPT), Vertex (VERX), RxSight (RXST), Duolingo (DUOL), SPS Commerce (SPSC), Badger Meter (BMI), Red Violet (RDVT) and TransMedics (TMDX).

UFP Technologies is a designer and custom manufacturer of components, products and packaging for the medical-device industry and for various industrial and consumer markets. The company has expertise in design engineering, specialty materials and manufacturing capabilities for custom parts using specialized foams, films and plastics. The company’s clients include 26 of the 30 largest medical-device manufacturers in the world. Products in UFP’s MedTech division (89% of revenue) are used in robotic surgery, interventional and surgical devices, orthopedics, infection prevention, wound care, diagnostics and other medical areas. The company’s Advanced Components division (11% of revenue) develops and manufactures products primarily for the automotive, aerospace & defense, and other industrial markets. The company has manufacturing facilities in the U.S. and in lower-cost foreign countries.

Financial Statements | March 31, 202535

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

UFP Technologies has been profitable for many years. The company’s focus over the last several years on the MedTech division has resulted in accelerated revenue growth and increased profitability. Operating margins in 2024 were 17%, up from 10% in 2018. UFP works on multiple projects for each customer and is frequently involved in co-developing these products, which often leads to manufacturing programs that provide multi-year, multi-million-dollar recurring-revenue streams. As the company continues to focus on adding value to device manufacturers in growing medical market segments, we see a long runway for organic growth and strategic acquisitions. UFP had revenue of $504 million in 2024, and is selling into an addressable market which we estimate to total at least $6 billion.

Vertex is an enterprise-software company that sells indirect tax determination and compliance software to enterprises and mid-sized companies. Indirect taxes are taxes imposed on goods, services or transactions rather than on individuals or businesses. For example, the sales tax levied on a grocery bill is a form of indirect tax. It is collected by the supermarket company at the time of a transaction and then remitted to the government on behalf of the customer. Indirect taxes are quite complex in the U.S., varying by city, county and state, making them cumbersome to track and manage. Vertex’s software provides real-time determination of the taxes to be collected at the time of the transaction, saving time, money and headaches for its customers. We believe Vertex is an EGC that provides mission-critical and sticky software with a leading market position in the enterprise market. Vertex addresses a large market whose growth is being driven by the growing complexities of indirect tax regulations globally. Vertex counts more than 60% of Fortune 500 companies among its customers, and we see meaningful room for expansion within this marquee customer base. The company has delivered mid-teens revenue growth over the last three years, and we believe it can grow at this level for the next three to five years. We expect Vertex to be a profitable company on a GAAP basis over the next 12 months, and continue its margin expansion from there.

RxSight is the first and only commercially available light adjustable lens (LAL) currently on the market for cataract surgery. LAL is a type of premium intraocular lens (IOL) that allows for adjustment of the lenses post-surgery. LAL uses proprietary photosensitive material that changes shape in response to specific patterns of ultraviolet light from an RxSight light source. This allows a physician to fine-tune a patient’s vision following cataract surgery to achieve optimal results. In addition to providing improved vision to patients, RxSight’s premium lenses are also more profitable to the operating physician when compared to traditional monofocal lenses. Adoption of premium IOL’s has been growing in recent years, and with only 20% penetration in the U.S. and 11% globally, we think these rates could grow significantly over the long term. RxSight reported revenue of $140 million in 2024, with revenue growing more than 50% annually in recent years since the product was approved by the FDA in November 2017. We expect the company to sustain revenue growth in excess of 25% in the coming years, which should allow it to reach profitability by 2026. RxSight also has a management team with a proven history of working well together and creating value on previous successful ventures in the ophthalmology market. Thanks to its superior product, its strong value propositions for patients and physicians, its significant market opportunity and its experienced management team, we expect RxSight to grow for years to come.

Duolingo is a technology company that provides quality education to anyone in the world. Today, its flagship product is the dominant mobile app for language learning. Duolingo provides courses in more than 40 languages to more than 130 million monthly active users. The app provides bite sized, on demand and engaging content through a gamification approach. The company analyzes its massive user engagement data to deliver the best learning outcomes. Its scale and user base are its strong competitive advantages. More specifically, Duolingo’s depth of content, data analytics, A/B testing (testing multiple versions for enhanced product testing), gamification approach and AI technology are attributes that are difficult for new entrants to replicate.

The company generated $748 million in revenue in 2024, up 41% from a year earlier. We estimate Duolingo’s total addressable market to be $49 billion, leaving a very long runway for growth. Duolingo is GAAP profitable, earning an 8.4% operating profit margin in 2024. The company boasts a healthy balance sheet with a $999 million net cash position as March 31, 2025. Duolingo’s growth strategy includes expanding the pipeline of users through constant product improvement, converting more free monthly users to paid subscribers, and expanding beyond language learning to include reading, music and math.

SPS Commerce is a vertical software company that provides cloud-based supply-chain-management capabilities to retailers and suppliers globally. Specifically, SPS offers a data network that connects retailers, grocery stores, distributors and suppliers, and allows these network participants to digitize their supply-chain communications using what is termed “Electronic Data Interchange” or EDI. SPS saves its customers money and headaches by providing efficiencies in order fulfillment and inventory management. The company had roughly 45,000 recurring-revenue customers at the end of 2024 and is the dominant provider in the retail network software market. In 2024, SPS generated $638 million in revenue, which was up 19% year-over-year, and generated GAAP operating margins of 14%. We believe SPS is an EGC as it offers a differentiated product with the network effect of having the most retailers and other participants. The company has consistently executed in terms of top-line growth and M&A, and it features solid profit margins.

Badger Meter makes water meters and other devices primarily for water utilities to measure usage by its customers and to monitor conditions across its system. In an industry that has historically grown in the single digits, Badger Meter has generated a revenue compound annual growth rate of 14% over the last five years. The company has achieved this growth rate primarily by 1) adding layers of technology on top of traditional monitoring systems and 2) by improving the accuracy and capabilities of its advanced meters which are replacing aging conventional meters in water system infrastructure. Badger’s technology advancements include optimizing the transmission of usage data from meters and using sensors to monitor water pressure across

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the system, to detect leaks and to perform in-line testing of water quality. All of this data flows into Badger’s robust analytics software platform, which allows water-utility customers to have better visibility across their entire system and make better decisions. The company has a strong balance sheet with $295 million in cash and no debt and has been profitable for many years. With $827 million in revenue in 2024, we believe Badger Meter has a long runway for growth as it sells into a total addressable market which we estimate to be around $20 billion and growing.

Red Violet has developed an identity verification platform that applies proprietary analytics to vast datasets of information from numerous sources in order to verify people’s identities, prevent and detect fraud, streamline customer acquisition, provide regulatory compliance and other applications. For example, banks use Red Violet to prevent fraud in digital payments and for Know Your Customer / Anti-Money Laundering regulatory compliance. Insurance companies use the platform for risk mitigation and background checks on potential customers to uncover past instances of insurance fraud, excessive or questionable claims and more. Real estate firms use the platform to uncover aliases, bankruptcies, foreclosures, etc., of potential clients. Retailers use it to identify suspicious activity and flag or block transactions, such as when multiple expensive products are ordered online and shipped to multiple different people at one address. Other customers include law enforcement, government agencies, law firms and other corporations. Red Violet generated $75 million in revenue in 2024, up 25% over the prior year, and has been profitable since 2021. The company has a strong balance sheet with $36 million in cash and no debt. We believe it is well positioned for many years of continuing growth as it sells into an estimated $5 billion total addressable market.

TransMedics provides transportation, equipment and clinical health services for organ transplantations for the treatment of end-stage organ failure. The company’s flagship technology, the Organ Care System (OCS) platform, preserves organs used in the treatment of end-stage heart, lung and liver failure. The OCS is the first and only portable, FDA-approved, breakthrough technology capable of keeping human organs in a life-like state as they are transported from donor to recipient. The OCS keeps organs near body temperature, allowing a heart to beat, a lung to breathe and a liver to produce bile. By stimulating natural organ function during transport, the OCS reduces tissue damage from lack of oxygen and nutrients vs. cold organ storage. In addition, with the OCS, clinicians can better assess organ functionality and viability which decreases the number of unused organs. TransMedics also offers a total organ-retrieval solution for transplant centers, called National OCS Program (NOP), which includes organ procurement, management, logistics as well as ground and air transport. This program takes the stress of organ acquisition away from the transplant centers, saving money and headaches. Due to significant demand for OCS devices as well as NOP services, Transmedics enjoyed 83% revenue growth and 8% operating margins in 2024. We believe the company has a long runway for revenue growth and margin expansion as the company further penetrates the organ-preservation market.

We deleted seven companies during the fiscal year ended March 31, 2025--Shockwave Medical (SWAV), Neogen (NEOG), Ironwood Pharmaceuticals (IRWD), Inari Medical (NARI), Inogen (INGN), 10x Genomics (TXG) and Smartsheet (SMAR).

Shockwave Medical is a medical-device company focused on treating calcified cardiovascular disease. The company’s flagship product, the Shockwave IVL Catheter, delivers sonic pressure waves to treat calcified plaque in the heart and peripheral arteries. Shockwave refers to this technology as intravascular lithotripsy (IVL). On April 5, 2024, the company agreed to be acquired by Johnson & Johnson for $335 per share in cash. The deal represented a 17% premium to the stock’s closing price in late March, when the Wall Street Journal reported J&J’s interest in Shockwave. The deal closed on May 31, 2024.

Neogen develops, manufactures and sells a variety of food-safety and animal-safety tests, products and services globally. The Food Safety division develops and markets tests for food toxins, pathogens, allergens, spoilage organisms, drug residues, genetic modifications, sanitation and dehydrated culture media for custom testing. The Animal Safety division develops and markets diagnostic tests, veterinary instruments, nutritional supplements, disinfectants, insecticides and rodenticides. The company also offers genomic testing for a wide range of agricultural and companion animals to improve breeding selection. On Dec. 14, 2021, the company agreed to merge with 3M’s food safety business. We reduced our exposure to Neogen given the size of the deal and the inherent risks associated with the merger. The combined-company cost savings and improved revenue growth have not materialized. As a result of the fundamental deterioration, we exited the company during the second quarter of 2024.

Ironwood Pharmaceuticals develops and commercializes drugs designed to treat gastrointestinal (GI) diseases. The company’s flagship drug, Linzess (linaclotide) is indicated for the treatment of irritable bowel syndrome with constipation (IBS-C), or chronic idiopathic constipation (CIC). Ironwood has a strategic partnership with AbbVie, a leading pharmaceutical company that supports the development and commercialization of linaclotide in the U.S. AbbVie provides Ironwood with a much larger distribution and commercial infrastructure, allowing the company to punch well above its small weight class. The downside is that this limits future revenue and profitability, as Ironwood must split the upside with AbbVie.

We originally invested in Ironwood back in 2016, based on the company’s portfolio of commercialized drugs and clinical targets. Linzess has experienced solid revenue growth over the holding period, but several key clinical targets have failed. Additionally, the company spun out some of its earlier-stage molecules to focus on the GI-development portfolio. As a result, the company does not have the same potential for future revenue growth as we initially forecasted. Finally, Linzess goes generic in 2029, which will cause significant pricing pressure, hurting revenue durability. As a result of these factors, we exited the position during the third quarter of 2024.

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Inari Medical is a medical-device company that specializes in the treatment of Venous thromboembolism (VTE). VTE represents the third most common vascular diagnosis in the US after myocardial infarction (heart attack) and stroke. Inari’s flagship products, the ClotTriever and the FlowTriever, remove large clots from the venous system. On Jan. 6, 2025, Inari agreed to be acquired by Stryker (SYK) for $80 per share in cash, which represented more than a 60% premium to the previous closing price. The transaction closed during the first quarter of 2025.

Inogen is the leading producer of Portable Oxygen Concentrators (POCs) for use by people with Chronic Obstructive Pulmonary Disease (COPD). Typical treatment for patients with moderate to severe COPD is oxygen therapy using heavy, stationary oxygen cylinders which are inconvenient and limit the mobility of the patient. Inogen makes portable oxygen concentrators that are smaller, lighter and more convenient than oxygen cylinders. We originally invested in Inogen back in 2016, based on the company’s strong product position in a large market. Over the past few years, the company has faced a series of issues that hurt sales growth, some self-inflicted and others market-related. These included salesforce productivity declines, loss of a large client due to a merger, supply chain disruptions from COVID-19, and loss of regulatory approval in Europe. While we believe that the company has the opportunity to help far more patients with COPD, we have lost faith in its ability to execute. As a result, we eliminated Inogen from the Fund during the first quarter of 2025.

10x Genomics is a leading life-science technology company developing and selling instruments, consumables and software for analyzing gene expression in cells. Gene expression controls the functioning of a cell and is fundamental to developing biological insights and advancing human health. 10x Genomics’s tools are advancing academic research, particularly in the areas of oncology, immunology and neuroscience. 10x Genomics reported worse-than-expected results in 2024, with revenue declining 1% versus the year-earlier period. Macroeconomic uncertainties and tight budgets have been causing weakness in capital spending for 10x’s biopharma and academic institution customers. Additionally, revenue growth is being hindered by 10x’s organizational realignment of its sales team and the introduction of several new products in the last few years at lower prices than the company’s flagship products. Add to that rising R&D expenses and it is hard for us to see the company achieving profitability in the coming years. Given the poorer revenue and profitability picture, we sold this holding out of the Fund in the first quarter of 2025.

Smartsheet is a leading cloud-based work-management and collaboration software company. Smartsheet enables cross-functional teams to quickly plan, manage, analyze and report on their work, providing visibility and collaboration across teams, and driving significant efficiency gains, accountability and engagement. It is more efficient than manual processes like phone calls, in-person meetings and lightweight tools like email and spreadsheets, but is easier to use than custom-built project-management software like Jira and ServiceNow, which require IT and development support to adapt to individual use cases. On Sept. 24, 2024, Smartsheet announced that it received an acquisition offer from Blackstone and Vista Equity Partners for $56.50 per share in cash. The takeout price represents a 41% premium to Smartsheet’s 90-day weighted-average share price at the time of the announcement. The transaction closed during the first quarter of 2025.

Firm Update

On April 2, 2024, Brown Capital was featured on the CBS News/BET television show “America in Black”. In this special episode, CBS News correspondent Vlad Duthiers interviews the entrepreneurs behind the two oldest African-American owned asset management firms in the world, Eddie Brown of Brown Capital and John Rogers of Ariel Investments. If you haven’t seen the profile, we encourage you to visit https://insights.browncapital.com/cbs-special-profile.

Our organization continued to evolve this fiscal year. Mid Company Team members Kayode Aje, Kwame Webb and Ed Zane joined the International Team as we terminated the Mid Company strategy in order to focus on growing our international strategies. Ed Zane and Zoey Zuo were promoted to Managing Director/Senior Portfolio Manager. Finally, we saw two departures. Walt Pearson, a portfolio manager on the Mid Company Team and member of the Management Committee, retired. Small Company Team member Andrew Fones resigned from the firm. Fortunately, at Brown Capital, we are built to evolve without interruption. One of the foundational aspects of structure is our use of diverse teams, as opposed to individual portfolio managers, to oversee our portfolios. International Team member Zoey Zuo explored this topic in a published article in September titled “Diversity Drives Results”, which you can find at https://insights.browncapital.com/diversity-drives-results.

Thank you for your continued support of Brown Capital.

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Brown Capital International All Company Fund – Shareholder Letter

Brown Capital Management’s Exceptional Growth Company (EGC) investment process has a long-term investment horizon and does not change based on market conditions. We believe EGCs offer mission-critical products and services, saving their customers time, lives, money, and headaches, or providing exceptional value to consumers. We think EGCs enjoy business models that other companies do not want to compete against, with financial strength and sustainable competitive advantages. Finally, we think EGCs possess four investment criteria that give us the patience and tolerance to hold them for years or even decades—durability of revenue growth, defensibility of market presence, deliverability of growth plan, and profitability to fuel and sustain earnings growth.

We acknowledge that shareholder patience and tolerance has been sorely tested in the fiscal year ended March 31, 2025. For the year, global equities as measured by the MSCI EAFE index returned 5.41%, while the International All Company Fund (Investor shares) declined 5.48%. Geopolitics once again buffeted international markets, with political upheaval affecting such disparate countries as South Korea, Syria, Mexico and Japan. However, for investors, perhaps the most significant event was the re-election of Donald Trump as President of the U.S. in November and the ensuing and unpredictable implementation of tariffs against goods imported into the U.S. In March, the Trump administration announced tariffs on imports from Canada, Mexico and China as well as other levies specific to certain industries, such as automobiles, steel and aluminum. Many of these tariffs were subsequently paused or altered, adding to the uncertainty.

It was the tumultuous March quarter that accounted for 80% of the International All Company Fund’s underperformance for the year. In the quarter, the money flows into international equities tilted toward purchases of value companies and away from growth companies. Financial, industrial and energy sectors outperformed technology and communication services. While we are benchmark agnostic and build our portfolio in a bottom-up manner, the EGCs we find and invest in tend to be more in sectors like technology and communication services than in financials and energy companies. That hurt our relative performance in the period.

We believe that over the long-term company fundamentals—not short-term market sentiment—are the primary drivers of stock price and Fund performance. We’re confident in our EGCs’ ability to execute on their growth plans, and with good reason. The fundamental performance of the Fund is shown in the table below. The results are remarkably consistent across time periods and reflect the ability of EGCs to grow over long periods.

Fundamental Results of the International All Company Fund (as of March 31, 2025)

	1-Year Median	3-Year Median	5-Year Median
Sales Growth	10.1%	10.2%	10.2%
Free Cash Flow Growth	15.7%	11.4%	14.8%
Operating Margin	20.1%	21.7%	21.2%
Return on Invested Capital	12.2%	11.4%	12.1%

Source: Bloomberg

However, in some short-term periods, such as the March quarter, there can be a disconnect between strong business performance and short-term stock price movement. For example, one of the largest detractors to Fund performance in the quarter was Camtek, which reported both revenue and earnings-per-share growth of around 30% year-over-year but saw its stock price fall due to negative investor sentiment and shrinking valuations in the tech sector.

In the March quarter, we initiated a bottom-up review of each holding in the Fund to assess tariff risks. The effort has been ongoing, given how quickly the situation is evolving. This review is the same approach we employed in prior macro events, such as the economic shutdowns during COVID, the sudden rise of inflation post-COVID and the related spiking of interest rates. The point is to assess these macro risks and exposures at a company level. With tariffs, we went company by company to capture three main things: 1) whether the company produces goods or services; 2) what portion of the company’s revenue is generated in the U.S. from manufacturing overseas; and 3) the company’s flexibility to adapt.

The bottom line is that the direct impact of potential tariffs on the Fund is somewhat limited. Only 13 companies out of 42 holdings produce goods (as opposed to services) and derive meaningful revenue from exports to the U.S. Together, these 13 companies represent about 28% of the Fund. On average, 20% of the revenue of these companies is from customers in the U.S. buying goods made overseas. So, the total portfolio revenue that is exposed to tariffs is just 6% (28% x 20%). That said, some of our EGCs are clearly exposed to potential higher prices for input materials like steel and aluminum. For example, Rational AG is a German manufacturer specializing in professional cooking appliances. Should input costs rise, we believe the company can effectively increase prices to offset the impact.

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It is harder to quantify the potential second-order impact of tariffs on the Fund arising from any erosion in end demand. However, given our philosophy of focusing on durability of revenue growth, we think our EGCs are mission-critical and have strong pricing power and balance sheets to navigate. Overall, as a result of this exercise, we have not made significant changes to the Fund as we remain confident in the portfolio companies’ ability to endure volatility. Of course, the situation is still fluid, and we are monitoring any structural shifts that may change the long-term thesis.

It’s important to remember that we are bottom-up, fundamental investors, not economists, and we have no illusions of knowing how the tariffs will play out. As it turns out, though, we own a company that may benefit from tariffs. Descartes is a Canadian technology company specializing in logistics and supply-chain-management software. As international companies exporting to the U.S. seek to remain compliant with the new levies, they will rely more heavily on tools like those Descartes provides. Generally speaking, increased complexity in global trade is good for Descartes. For example, COVID-19 proved to be a boon for the company as evidenced by a step up in sales growth for the company since 2020.

Amid all the colliding geopolitical and macro concerns, we urge investors to exercise the same patience and tolerance that we extend to the companies in which we invest. We remain excited by the EGCs in the Fund, and we think equally long-term oriented investors will be rewarded going forward. In fact, in March, we published an article titled “The Case for the International All Company Fund” which lays out three things: why invest in international equities; why choose Brown Capital for international equity exposure; and why now. We encourage you to read it on our website at https://insights.browncapital.com/case-for-international-all-company.

Returns: Contributors and Detractors

Among the contributors to performance in the fiscal year ended March 31, 2025, were MonotaRO and SAP.

MonotaRO is a Japan-based e-commerce platform for Maintenance, Repair and Operations (MRO) products for small, medium and enterprise businesses. MRO covers a wide range of products, from gloves to cutting tools to nuts and bolts. The MRO market in Japan is estimated at 10 trillion yen (approximately $70 billion USD), with roughly 80% of orders still processed offline, including fax and in person. MonotaRO has a total catalog of about 24 million SKUs and offers 714,000 SKUs with same-day shipment. The breadth of the catalog helps clients find long-tail items that may not be easily available offline. The company saves its clients time and money through efficient matching and delivery, as well as transparent pricing across all channels and customers.

MonotaRO’s share price rose significantly in the year ended March 31, 2025, in reaction to strong 2024 financial performance which included 13% year-over-year sales growth and 18% operating profit growth. Both figures were ahead of the company’s guidance. Top line growth was led by 27% sales growth in the enterprise segment (MonotaRO’s largest customers), where the company is expanding its wallet share. Big customers demand lower prices, which is reflected by the company’s growing gross profit 2.0 percentage points slower than revenue. But the company’s sales, general and administrative expenses only grew 6% in the year, allowing the company to materially expand operating margins. Expanding the enterprise segment is an attractive ROI endeavor which also raises customer switching costs over the long-term. Looking to 2025, the company anticipates 14% revenue growth and 17% operating profit growth. We remain confident about MonotaRO’s leading position in the online MRO space and its solid execution.

SAP is the global leader in enterprise resource planning (ERP) software, serving 98 of the world’s 100 largest companies, with its customers generating 84% of total global commerce. Deploying an SAP ERP system can take years and cost millions of dollars, but once in place, it becomes the central nervous system of an organization, seamlessly connecting critical functions like manufacturing, accounting, and sales. ERP software is truly mission-critical: businesses rely on it to power essential operations across finance, human resources, procurement, supply chain management, and production planning. SAP has built a strong competitive moat through its scale, breadth, and ability to deliver real-time data access whenever and wherever it’s needed. Over time, organizations layer additional processes and third-party applications onto the ERP core, creating a deeply embedded ecosystem that is difficult to displace.

SAP’s growth is being driven by customers migrating to the cloud to achieve greater modernization, flexibility, and cost-efficiency, while also adopting advanced technologies like AI and machine learning to enhance agility and innovation. Despite broader macroeconomic uncertainty, SAP’s cloud backlog — representing contracted work yet to be delivered — grew 29% in the most recent quarter. The company’s business model, anchored by a large and durable base of recurring maintenance and subscription fees, with predictable revenue reaching 83% of total revenue in 2024, provides a stable foundation for sustained growth even in challenging environments. Backed by strong visibility into future demand from ongoing cloud migrations and its expanding base of recurring revenue, management expects double-digit total revenue growth to continue through at least 2027.

Among the detractors to performance in the fiscal year ended March 31, 2025, were ICON and Carl Zeiss Meditec.

ICON is an Ireland-domiciled global provider of outsourced development and commercialization services to pharmaceutical, biotechnology and medical-device companies. ICON is one of the largest providers of clinical-trial and related services to support the development of new medicines and devices. Services include the management of clinical trials across all phases (phases I – IV) needed to collect and analyze data, establishing product efficacy and safety for regulatory filings, bioanalytical and clinical lab services, data analytics and technology for trial design, regulatory consulting and marketing. We have owned ICON successfully in the International All Company strategy for more than a decade.

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The past three quarters have been defined by increased industry-wide uncertainty. Going into late 2024, the business experienced headwinds from the Inflation Reduction Act and drug-company customers reducing their spending. A new U.S. presidential administration in early 2025 has introduced incremental challenges related to changing U.S. Food and Drug Administration policies, spending uncertainty from the U.S government and further spending concerns at drug companies. In this environment, ICON’s revenue growth rate has slowed, causing it to be a detractor for the year. In March, we had an informative meeting with ICON CEO Steve Cutler at the company’s U.S. headquarters in Pennsylvania. The meeting affirmed that Icon’s services are essential to ensuring medicines and medical devices are safe and effective and that ICON continues to build its position as one of the top three contract research organizations (CROs) in the world. Additionally, we left the discussion believing the company can return to 7% to 10% revenue growth and 10% to 14% earnings per share growth, but near-term industry uncertainty makes it a low probability that it will meet these growth ranges over the next 12 to 24 months.

Carl Zeiss Meditec is a German medical-technology company focused on ophthalmology and microsurgery, which represent about three-quarters and one-quarter of its revenue, respectively. Carl Zeiss is a market leader in various ophthalmic segments, resulting from innovative products, a customer-centric culture and an ability to establish and sustain longstanding relationships with healthcare professionals in new and existing markets. Disorders of the eye, such as glaucoma, cataracts and macular degeneration, often correlate with age. An aging global population and rising per-capita income are two demographic factors in the company’s favor

Over the 12 months ending March 31, 2025, Carl Zeiss experienced slower growth due to muted end-market demand in the U.S.—where rising interest rates prompted customers to delay capital investments—and a notable deceleration in refractive procedure volumes in China. This environment contributed to a significant downward revision of financial guidance for the fiscal year ending September 2024. However, management indicated that the weakness was driven by broader end-market conditions, and that the company’s competitive position remains intact. More recent results showed some signs of stabilization, with December quarter revenue reaching €490.5 million, a 3.3% year-over-year increase that surpassed both consensus expectations of €481.6 million and the 1% revenue decline seen in fiscal 2024. Management reaffirmed guidance for a return to moderate growth in the fiscal year ending September 2025. Although the current results are sluggish, they, along with a recovering order book, marked a sign of improvement in equipment and consumable demand, notably in China. We still believe in our long-term thesis for Carl Zeiss but are monitoring its progress closely.

Additions and Deletions

In the fiscal year ended March 31, 2025, we added two companies to the International All Company Fund—Camtek and Wise PLC.

Camtek is an Israel-headquartered maker of metrology and inspection equipment used in the production of integrated circuits (chips). The company’s products are used to measure, inspect and confirm that chips are functioning as they should before they are sold to customers. Camtek’s customers use its technology to evaluate a variety of chips, including graphical processing units (GPUs) for AI applications. One of Camtek’s specialties is its high-performance 3-D inspection equipment. It uses white light to more accurately measure “bump heights,” the height of the contacts on the chip packages. Solid connections are essential to reliable chip performance.

The secular growth in demand for chips is being driven by AI, the Internet of Things, edge computing, cloud computing and EVs. Manufacturing chips for these uses requires a greater need for metrology and inspection equipment to confirm quality and to increase production yields. The potential market for Camtek’s equipment is estimated to be $1.3 billion and growing in the high single digits annually. We believe Camtek can grow revenue 15% to 20% a year long term while maintaining its 20% to 25% operating margins in the process.

Based in the U.K., Wise PLC is a disruptive leader in the rapidly growing international money-transfer market operating in more than 40 currencies and 170 countries. Through its innovative platform, Wise has made strong inroads into the cross-border payments markets by offering low fees, real-time exchange rates and unmatched transparency. The company processed $165 billion in payment volume and garnered 13 million active users in the most recent fiscal year. Despite these lofty figures, Wise accounts for less than 5% of the vast Personal Remittances market that has grown at 8.6% annually over the past 20 years. Still, 80% of Personal Remittance transfers still rely on traditional methods such as cash and banks (via SWIFT), which are expensive, slow and opaque.

With prices that are up to 80% lower than banks or Western Union, 63% of transfers completed in under 20 seconds, and exceptional customer satisfaction scores, Wise enjoys a robust competitive moat. We anticipate Wise can achieve high-teens to low-20s growth in revenue and earnings per share over the next five years, leveraging strong secular tailwinds in global payments. This positions the company as a compelling long-term growth opportunity.

In the fiscal year ended March 31, 2025, we deleted two companies from the International All Company Fund—Ocado Group and Mobileye Global.

Ocado Group is a U.K.-based online grocery retailer with 20 years of experience building a profitable, end-to-end solution. It also has a separate business segment that sells its platform to third-party grocers for them to sell groceries online. It is this segment of the business that our thesis hinged upon. The solution that Ocado Group provides includes customer interface, inventory management, robotic picking and optimized delivery routes. The

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company derives revenue from both owned and partnered Customer Fulfillment Centers (CFCs), large warehouses where the picking and sorting of orders occurs, a key component of selling groceries online. As online grocery sales growth slowed post COVID, so did the pace of CFC openings by retail grocery partners, two of which were Kroger in the U.S. and Sobeys in Canada. The online platform segment of Ocado’s business is not yet profitable, and with the time to profitability now uncertain, it became clear to us that Ocado Group does not have control of its own destiny. We concluded that Ocado Group was a mistake and eliminated our position.

Mobileye Global is an Israel-headquartered, global leading provider of advanced driver assisted systems (ADAS) and autonomous-driving technologies and solutions. EyeQ, one of its main product platforms, is a system-on-a-chip that includes perception software for ADAS. Auto manufacturers (original equipment manufacturers, or OEMs) or their primary suppliers (Tier 1 suppliers) connect their systems into Mobileye Global’s EyeQ, which provides commonly known ADAS features like automatic emergency braking, pedestrian detection, surround view, parking assistance, driver-drowsiness detection and more. In 2023, Mobileye Global sold around 37 million EyeQ units at an average selling price (ASP) of roughly $50. This is about a 70% share of the global auto industry’s ADAS. Our initial investment thesis for Mobileye was mainly its opportunity in fully autonomous driving vehicles, while the ADAS business provides steadily growing cash flows in the medium term.

Mobileye delivered disappointing results for the June quarter, with a 3% decline in revenue and a 44% drop in adjusted operating income year over year. Management adjusted its 2024 guidance downward, lowering revenue expectations from a previous range of $1.83 billion to $2.0 billion to a range of $1.6 billion to $1.7 billion, or a 22% decline year over year. We had multiple calls with Mobileye and its main competitor, a private company in China, both before and after the results this quarter, and we concluded that our initial thesis was wrong. The rapid rise of private ADAS competitors in China, who are aggressively cutting prices to boost volume, presents a structural challenge to Mobileye’s business in China, which accounted for 31% of its revenue at the end of 2023. Additionally, Mobileye’s autonomous driving solution has been losing appeal to EV makers, particularly in China, as the company has been slow in transitioning to a more open system. Given these headwinds to the thesis, we decided to exit our position during the quarter.

Firm Update

On April 2, 2024, Brown Capital was featured on the CBS News/BET television show “America in Black”. In this special episode, CBS News correspondent Vlad Duthiers interviews the entrepreneurs behind the two oldest African-American owned asset management firms in the world, Eddie Brown of Brown Capital and John Rogers of Ariel Investments. If you haven’t seen the profile, we encourage you to visit https://insights.browncapital.com/cbs-special-profile.

Our organization continued to evolve this fiscal year. Mid Company Team members Kayode Aje, Kwame Webb and Ed Zane joined the International Team as we terminated the Mid Company strategy to focus on growing our international strategies. Ed Zane and Zoey Zuo were promoted to Managing Director/Senior Portfolio Manager. Finally, we saw two departures. Walt Pearson, a portfolio manager on the Mid Company Team and member of the Management Committee, retired. Small Company Team member Andrew Fones resigned from the firm. Fortunately, at Brown Capital, we are built to evolve without interruption. One of the foundational aspects of structure is our use of diverse teams, as opposed to individual portfolio managers, to oversee our portfolios. International Team member Zoey Zuo explored this topic in a published article in September titled “Diversity Drives Results”, which you can find at https://insights.browncapital.com/diversity-drives-results.

Thank you for your continued support of Brown Capital.

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The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Brown Capital International Small Company Fund – Shareholder Letter

At Brown Capital, we seek to identify and invest in Exceptional Growth Companies (EGCs), which we believe offer mission-critical products and services, saving their customers time, lives, money and headaches, or providing exceptional value to consumers. EGCs are defined not only by their growth potential but also by specific attributes, including deep and sustainable competitive advantages that make them essential within their markets. Their strength lies in business models so robust that competitors either cannot or do not want to challenge them, a crucial advantage in uncertain times. These advantages often include strong brands, network effects, pricing power, innovation and resilience. Collectively, these factors can drive long-term revenue growth, despite inevitable fluctuations along the way. As a result, EGCs are not just compelling investments today, but enduring holdings for years or even decades. Our EGCs are built to thrive across a wide range of economic conditions, in our view.

This past year was a particularly volatile period for the macro environment even though overall returns ended up somewhat muted. For the fiscal year ended March 31, 2025, the MSCI All Country World ex US Small Cap Index returned 2.38%, while the International Small Company Fund (Investor shares) returned 1.71%, lagging by 67 basis points (bps). It was the final quarter of the fiscal year that hamstrung the Fund’s returns. During the March 2025 quarter, the index produced a return of 0.76%, while the Fund declined 4.93%, underperforming by 569 bps. Markets navigated severe geopolitical and macroeconomic crosscurrents in the quarter—shifting geopolitical alliances, inflation, a global economic slowdown and rapid technological advancements like China’s aggressive push into artificial intelligence (AI). In particular, the implementation of U.S. tariffs on imports—along with retaliatory measures—heightened trade tensions and raised uncertainty.

We think the International Small Company Fund is relatively well positioned long term for the ongoing turmoil on tariffs, trade, protectionism and borders. To gauge the direct effects of the levies, we have identified the Fund holdings most impacted by U.S.-imposed tariffs, which, given the sweeping nature of tariffs thus far, is virtually any industry that manufactures goods imported into the U.S. We then determined what percentage of revenue comes from the U.S. From there, we assessed the manufacturing footprint, and management’s ability to quickly shift manufacturing to the U.S. to avoid tariffs and/or withstand higher costs. At present, there are seven International Small Company Fund holdings potentially impacted, comprising about 20% of the portfolio. For these seven companies, we estimate that around 30% of revenue on average would be affected by U.S. tariffs. So, the total portfolio revenue exposure to tariffs is somewhere around 6% (20% x 30%). The most exposed company, for example, is Ambu, a Danish medical device manufacturer of single-use endoscopes. Ambu imports products from Malaysia, China and Mexico to the U.S. Based on U.S. sales mix and the percentage of products manufactured outside of the U.S., we estimate that around 40% of Ambu’s revenue could be impacted by tariffs. However, we think that Ambu’s global footprint and flexible manufacturing approach should allow the company to manage the impact of levies on its business. On top of the direct effects, there are the potential second-order impacts of tariffs on the Fund arising from any erosion in end demand, though that is harder to quantify.

We remain firmly focused on the long term, dedicating our efforts to researching and understanding what makes each holding an EGC while ensuring its competitive edge stays robust and sustainable. This disciplined approach has delivered strong excess returns since inception. In addition, Morningstar ranked the International Small Company Fund in the top quintile of Foreign Small/Mid Growth managers over the three years and five years ending March 31, 2025. The future is always uncertain, and we recognize that periods of macroeconomic volatility, shifting investor sentiment and short-term market fluctuations are all natural parts of the investing journey. EGCs are not just built to survive difficult environments—they are designed to thrive, driving sustainable growth through economic cycles.

Returns: Contributors and Detractors

Among the contributors to performance in the fiscal year ended March 31, 2025, are Pro Medicus and VusionGroup.

Pro Medicus is an Australian-based diagnostic imaging software company best known from its core product, Visage Viewer, which delivers to radiologists a faster, cloud-based and highly reliable platform for reading medical scans. In simpler terms, it helps hospitals analyze imaging like MRIs and CT scans more efficiently, from anywhere, with minimal downtime. Pro Medicus’s best-in-class technology has made it the vendor of choice for major health systems. Over half of the U.S. News and World Report’s top 20 U.S. hospitals are customers, including the Mayo Clinic, Yale New Haven Health and Memorial Sloan Kettering.

Over the past year, Pro Medicus has continued its rapid expansion in the U.S., which now accounts for 90% of total revenue. Sales grew 30%, driving nearly 800 basis points of operating margin expansion, and pushing market share to 10% from 7%. The company signed its largest-ever deal—a $210 million, 10-year contract with Trinity Health—and secured more than $400 million in total new contracts and renewals during the year, while maintaining a 100% renewal rate. We see a long runway for sustained double-digit growth, further market share gains, and margin expansion for Pro Medicus, as it has no meaningful competitors on the horizon.

Financial Statements | March 31, 202543

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

VusionGroup (formerly SES-imagotag) is a France-based technology company that delivers in-store digitalization solutions to more than 350 brick-and-mortar retailers worldwide. As the global leader in the fast-growing electronic shelf label (ESL) market, the company designs, manufactures and sells smart retail systems that enable real-time pricing, product tracking and in-store navigation. These solutions integrate shelf-edge data with AI and automation to boost operational efficiency, reduce labor and waste, and enhance customer experience. VusionGroup’s competitive strengths include its global scale, technological innovation, comprehensive product portfolio and deep partnerships with retailers.

VusionGroup’s soaring stock price reflects very strong order growth for the 12-month period ending March 31, 2025. Orders were €1,886 million, an 88% increase over the corresponding period a year earlier. For the final three months, orders were up 94% to €532 million. A noteworthy customer is Walmart, which announced a full-scale rollout of VusionGroup’s technology across all 4,600 U.S. Walmart stores, after a successful initial installation in 500 stores. VusionGroup’s outlook for 2025 is particularly strong, with expectations for revenue growth to accelerate to 40%, driven by the deployment of the Walmart contract, solid growth in the U.S. market and a rebound in Europe. Management guided to an additional 100 to 200 basis points of margin expansion in 2025, supported by operating leverage and the scaling of high-margin recurring services. With accelerating growth, expanding margins, cutting-edge products and a strong pipeline, VusionGroup is poised for continued solid growth.

Among the detractors to performance in the fiscal year ended March 31, 2025, are Evotec and YouGov.

Evotec, a German company, helps pharmaceutical and biotechnology companies save time and money by accelerating the drug-discovery and development process. The company focuses on high-throughput screening that helps with the significant task of sifting through millions of compounds, providing the starting point of drug discovery and development. The company also has a biologics manufacturing footprint that its customers use and that is the basis for Evotec’s service business and partnerships with biopharmaceutical companies. Evotec was the largest detractor from Fund performance in the fiscal year, subtracting 204 basis points. The performance challenge began with the unexpected resignation of the long-tenured chief executive officer (CEO) Dr. Werner Lanthaler at the beginning of 2024 after the discovery that he sold Evotec shares without proper notification. While the former CEO’s misconduct appears to be an isolated case, the company implemented further measures to strengthen internal controls. The company’s problems were compounded when it later guided fiscal year 2024 revenue and adjusted EBITDA growth below the market’s expectations. The company cited a pharma industry slowdown in spending, limited biotech industry funding, and Evotec’s significantly increased investments in its biologics manufacturing capacity.

We have continued our research efforts over the course of the year. We met virtually with the chief financial officer in April 2024, the supervisory board chair in June 2024, and the new CEO soon after he started in July 2024. Upon the company’s announcement of its 2024 earnings results, which met previously issued guidance, management unveiled its new strategy and offered guidance for both the coming year and the next three years. For fiscal year 2025, revenue growth is expected to be 5% to 10%, and an adjusted EBITDA margin of 3% to 6%. For the next three years, revenue growth should accelerate to the 8% to 12% range and generate an EBITDA margin of more than 20%. Management’s “priority reset” should yield an annual gross savings of €40 million (about 5% of 2024 revenue). Management plans to simplify its business model and operating structure, including exiting some equity participations. In addition, management expects to improve profitability with higher throughput and greater automation in its biologics manufacturing segment. We still believe in the value proposition Evotec offers its pharmaceutical and biotechnology clients, and we will monitor the company’s progress towards meeting its longer-term financial objectives.

YouGov is a U.K.-based market-research company. It taps into a panel of 25.6 million participants to help companies understand perceptions of brands, products and issues. YouGov stands out compared to traditional market-research companies in that its connected data set, YouGov Cube, encompasses hundreds of thousands of variables on panel members developed over time. These variables go beyond the traditional demographic markers and include participants usage of mobile apps, what TV shows they watch, their favorite brands and more. This enables YouGov to understand why consumers do what they do. The company is transitioning from custom consulting projects to subscription-based data products that can provide rapid responses to questions. The data products now represent about one-third of YouGov’s business, but are faster growing, with more recurring revenue and higher margins than the consulting business.

During the Fund fiscal year, YouGov struggled fundamentally, causing it to be a leading detractor for the period. For the 12-month period ended Jan. 31, 2025, YouGov reported revenue growth of 42% but modest profitability and earnings per share. YouGov’s significant acquisition of GfK’s consumer-panel business has driven the high revenue growth, and now the combination of YouGov’s profiling and GfK’s behavioural data should help YouGov tap into a larger customer base. In the short term, however, an over-reliance on services revenue and renewed competition at the low end of the market has hurt results. The founder and former CEO Stephan Shakespeare has reassumed the top role and is taking steps to address YouGov’s product and competitive issues. We are monitoring the company’s progress closely.

44www.browncapital.com

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Additions and Deletions

During the fiscal year, we added three companies to the International Small Company Fund—Camtek, Dr. Lal Pathlabs and Atoss Software.

Camtek is an Israel-headquartered maker of metrology and inspection equipment used in the production of integrated circuits (chips). The company’s products are used to inspect, measure, and confirm that chips are functioning as they should before they are sold to customers. Camtek’s customers use its technology to test a variety of chips, including graphical processing units (GPUs) for AI applications. One of Camtek’s specialties is its high-performance 3-D inspection equipment. It uses white light to more accurately measure “bump heights,” the height of the contacts on the chip packages. Solid connections are essential to reliable chip performance. The secular growth in demand for chips is being driven by AI, the Internet of Things, edge computing, cloud computing and EVs. Manufacturing chips for these uses requires a greater need for metrology and inspection equipment to confirm quality and to increase production yields. The potential market for Camtek’s equipment is estimated to be $1.3 billion and growing in the high single digits annually. We believe Camtek can grow revenue 15% to 20% a year long term while maintaining its 20% to 25% operating margins in the process.

Dr. Lal Pathlabs is the leading diagnostic chain in India with 277 labs and more than 5,100 Patient Service Centers across the country. It serves, on average, 74,000 patients a day. Lab results influence 70% to 80% of doctor decisions regarding patient care in India, similar to that in the U.S., but India is well below the U.S. in terms of tests per patient (approximately 3 vs. 8 to 9). Nearly half the market is still served by unorganized, mom-and-pop test centers. Dr. Lal is an early adopter of a hub-and-spoke franchise model. The model is underpinned by its investment in what we believe to be an industry-leading digital infrastructure that can monitor and manage tests end-to-end, from sample collection to report generation. For example, if a collection-center crew member has not opened his or her app by 5 a.m. that day, it usually indicates that he or she will be late for the first patient appointment, prompting a call from headquarters. This is meaningful to patients as missing an appointment or receiving a delayed report may result in patients missing days of work as they often travel from rural areas. This franchise model with the digital backbone gives Dr. Lal an advantage in serving lower-tier city patients efficiently and effectively. This segment represents roughly one-third of Dr. Lal’s revenue. We believe Dr. Lal will deliver a low double-digit organic revenue growth rate, thanks to its continued penetration into lower-tier cities while maintaining its 25% to 26% EBITDA margin. We are excited about Dr. Lal’s market positioning in an expanding market.

Germany-based Atoss Software is a leading provider of workforce management (WFM) solutions, specializing in optimizing labor planning, scheduling and regulatory compliance for businesses of all sizes. Founded in 1987, Atoss has established itself as the dominant WFM provider in the DACH region (Germany, Austria, Switzerland). Its solutions help companies improve workforce efficiency by automating scheduling, time tracking and compliance, while empowering employees with mobile self-service tools. Its advanced forecasting technology ensures the right staff are scheduled at the right time and place, optimizing labor costs and minimizing both overstaffing and overtime. By streamlining operations and enhancing flexibility, Atoss provides a strong return on investment—typically within a year—through measurable cost savings and improved workforce productivity. Operating in a global WFM market valued at $7 billion and growing at 7% annually and with just $185 million (€171 million) in revenue, Atoss is positioned to capture a significant share of this expanding opportunity.

Atoss is an EGC with several competitive advantages that should drive long-term success. Unlike broader Human Capital Management (HCM) solutions, its best-in-class WFM capabilities go beyond basic time and attendance tracking, offering intelligent demand-driven forecasting and automated shift management tailored to complex industries such as aviation, retail and manufacturing. Atoss’s deep expertise in European labor regulations gives it a strategic edge, as the software dynamically adapts to evolving, region-specific compliance requirements—an area where global competitors often fall short. With many organizations still relying on spreadsheets or outdated on-premise systems, Atoss benefits from a significant adoption runway, as the region remains less than 40% penetrated for digital workforce scheduling and time tracking. Supported by high recurring revenue, 37% operating margins and expansion potential beyond the DACH region, Atoss is well-positioned to sustain 10% to 15% topline growth within its specialized WFM niche.

During the fiscal year, we deleted one company from the International Small Company Fund, Esker.

Esker, a France-based company, specializes in cloud-based software that automates document processing. Its solutions help businesses streamline and digitize document-handling tasks by converting unstructured formats such as paper, faxes and emails into automated workflows. This addresses mission-critical functions for customers and contributes to strong recurring revenue for Esker. During the quarter, Esker’s acquisition by private equity firms Bridgepoint and General Atlantic was completed, and the position was eliminated from the portfolio.

Firm Update

On April 2, 2024, Brown Capital was featured on the CBS News/BET television show “America in Black”. In this special episode, CBS News correspondent Vlad Duthiers interviews the entrepreneurs behind the two oldest African-American owned asset management firms in the world, Eddie Brown of Brown Capital and John Rogers of Ariel Investments. If you haven’t seen the profile, we encourage you to visit https://insights.browncapital.com/cbs-special-profile.

Financial Statements | March 31, 202545

The Brown Capital Management Mutual Funds

Supplemental Information (Unaudited)March 31, 2025

Our organization continued to evolve this fiscal year. Mid Company Team members Kayode Aje, Kwame Webb and Ed Zane joined the International Team as we terminated the Mid Company strategy in order to focus on growing our international strategies. Ed Zane and Zoey Zuo were promoted to Managing Director/Senior Portfolio Manager. Finally, we saw two departures. Walt Pearson, a portfolio manager on the Mid Company Team and member of the Management Committee, retired. Small Company Team member Andrew Fones resigned from the firm. Fortunately, at Brown Capital, we are built to evolve without interruption. One of the foundational aspects of structure is our use of diverse teams, as opposed to individual portfolio managers, to oversee our portfolios. International Team member Zoey Zuo explored this topic in a published article in September titled “Diversity Drives Results”, which you can find at https://insights.browncapital.com/diversity-drives-results.

Thank you for your continued support of Brown Capital.

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ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Reference Item 7, the Statements of Operations which include remuneration paid to the Trustees and the Trust’s Chief Compliance Officer. No other Officers are compensated directly by the Trust.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Reference Item 7, Supplemental Information.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable because it is not a closed-end management investment company.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable because it is not a closed-end management investment company.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Code of Ethics in response to Item 2 of this Form N-CSR is attached hereto.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act of 1934 – Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 – Not applicable.

(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Brown Capital Management Mutual Funds

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III Trustee, President and Principal Executive Officer

Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Robert L. Young, III
Robert L. Young, III Trustee, President and Principal Executive Officer Brown Capital Management Mutual Funds

Date: June 6, 2025

By: (Signature and Title)	/s/ Michael L. Forster
Michael L. Forster Treasurer and Principal Financial Officer Brown Capital Management Mutual Funds

Date: June 6, 2025